Credit Suisse Trust - International Equity Flex III Portfolio
Exhibit 77Q1e

INVESTMENT ADVISORY AGREEMENT
July 24, 2009
Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
Dear Sirs:
      Credit Suisse Trust on behalf of the International Equity Flex III Portfolio (formerly, the Emerging Markets Portfolio) (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:
      1.	Investment Description; Appointment
      The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.
2.	Services as Investment Adviser
      Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and
(f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.
      Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.
3.	Brokerage
      In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as the
same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.
      4.	Information Provided to the Trust
      The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
      5.	Standard of Care
      The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the adviser's reckless disregard of its obligations and duties under this Agreement.
      6.	Compensation
      In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser a monthly fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.
7.	Expenses
      The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.
      The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the
Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.
8.	Services to Other Companies or Accounts
      The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render, services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.
9.	Term of Agreement
      This Agreement shall continue for an initial one-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or
(b) a vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the
Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement; by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on
60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).
10.	Representation by the Trust
      The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.
11.	Limitation of Liability
      It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.
12.	Miscellaneous
      The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "CS" or "Credit Suisse" (or any combination thereof) or as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Trust's shares, the Trust agrees that, at the adviser's request, the Trust's license to use the words "CS" or "Credit Suisse" (or any combination thereof) will terminate and that the Trust will take all necessary action to change the name of the Trust to names not including the words "CS" or "Credit Suisse" (or any combination thereof).
      Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.
Very truly yours,
CREDIT SUISSE TRUST
ON BEHALF OF THE
INTERNATIONAL EQUITY FLEX III
PORTFOLIO

By:	/s/George R. Hornig
Name:  George R. Hornig
Title:  President


Accepted:
CREDIT SUISSE ASSET MANAGEMENT, LLC

By: /s/ George R. Hornig
Name: George R. Hornig
Title:   Managing Director



Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION
            THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 8th day of October, 2009, by
Credit Suisse Trust, a Massachusetts business trust (the "Trust")
on behalf of its series, the International Equity Flex I
Portfolio (the "Acquired Portfolio") and the International Equity
Flex III Portfolio (the "Acquiring Portfolio") (the Acquired
Portfolio and Acquiring Portfolio, collectively, the
"Portfolios"), and, solely for purposes of Sections 4.2, 4.3, 5.7 and 8.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of
Delaware ("Credit Suisse").
            This Agreement is intended to be and is adopted as a
plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Portfolio (the "Reorganization")
will consist of the transfer of all of the assets of the
Acquired Portfolio in exchange solely for shares of beneficial interest (collectively, the "Shares") of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the
liabilities of the Acquired Portfolio, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") to the
shareholders of the Acquired Portfolio in liquidation of the
Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
            As the Portfolios are each series of the Trust, all
parties to this Agreement acknowledge and accept that each
Portfolio does not have a Board of Trustees or officers separate from the other series of the Trust.  Accordingly, all
representations, warranties, covenants and/or other obligations of any kind made by each Portfolio in this Agreement are
expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each
Portfolio.
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares and the assumption of the liabilities of the
Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction; and
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares is in the best interests of the Acquiring
Portfolio's shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction.
            NOW, THEREFORE, in consideration of the premises and
of the covenants and agreements hereinafter set forth, the
parties hereto covenant and agree as follows:
            1.	Transfer of assets of the Acquired Portfolio in
exchange for Acquiring Portfolio Shares and assumption of the
Acquired Portfolio's liabilities and liquidation of the Acquired
Portfolio.
            1.1.	Subject to the terms and conditions herein set
forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (i) to deliver to the Acquired Portfolio the number of Acquiring
Portfolio Shares, including fractional Acquiring Portfolio
Shares, determined by dividing the value of the Acquired
Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").
            1.2.	(a)The assets of the Acquired Portfolio to be
acquired by the Acquiring Portfolio shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the
Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing date provided in paragraph 3.1 (the "Closing Date").
            (b)	The Acquired Portfolio has provided the Acquiring
Portfolio with a list of all of the Acquired Portfolio's assets as of the date of execution of this Agreement.  The Acquired
Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest.
The Acquired Portfolio will, within a reasonable time prior to the Closing Date, furnish the Acquiring Portfolio with a list of the securities, if any, on the Acquired Portfolio's list
referred to in the first sentence of this paragraph which do not conform to the Acquiring Portfolio's investment objective,
policies and restrictions.  In the event that the Acquired
Portfolio holds any investments which the Acquiring Portfolio may not hold, the Acquired Portfolio will dispose of such
securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Portfolio and the
Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the
Acquiring Portfolio with respect to such investments, the
Acquired Portfolio, if requested by the Acquiring Portfolio, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such
limitations as of the Closing Date.
            1.3.	The Acquired Portfolio will endeavor to discharge
all of the known liabilities and obligations of the Acquired
Portfolio prior to the Closing Date, other than those
liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The
Acquiring Portfolio shall assume all liabilities, expenses,
costs, charges and reserves, including those liabilities
reflected on unaudited statements of assets and liabilities of the Acquired Portfolio and the Acquiring Portfolio prepared by
State Street Bank and Trust Company ("State Street"), the
accounting agent of each Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Portfolio specifically arising from or relating to the operations and/or transactions of the Acquired Portfolio prior to and including the Closing Date but which are not
reflected on the above-mentioned statement of assets and
liabilities, including any liabilities, expenses, costs or
charges arising under paragraph 5.5 hereof.
            1.4.	As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the Acquired
Portfolio will liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Portfolio Shareholders") the
Acquiring Portfolio Shares it receives pursuant to paragraph 1.1.
Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring
Portfolio to open accounts on the share records of the Acquiring
Portfolio in the name of the Acquired Portfolio's shareholders representing the respective pro rata number of the Acquiring
Portfolio Shares due such shareholders.  All issued and
outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although any share certificates representing interests in the Acquired
Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with Section
2.2.  The Acquiring Portfolio shall not issue certificates
representing the Acquiring Portfolio Shares in connection with such exchange.
            1.5.	Ownership of Acquiring Portfolio Shares will be
shown on the books of the Acquiring Portfolio's transfer agent.
Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information.
            1.6.	Any transfer taxes payable upon issuance of the
Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the
Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Portfolio Shares are to be issued and transferred.
            1.7.	Any reporting responsibility of the Acquired
Portfolio is and shall remain the responsibility of the Acquired
Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.
            2.	Valuation
            2.1.	The value of the Acquired Portfolio's assets to
be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock
Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then current prospectus or statement of additional information.
            2.2.	The number of Shares of the Acquiring Portfolio
to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Portfolio
shall be determined by dividing the value of the net assets of the Acquired Portfolio attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the
Acquiring Portfolio computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Portfolio's then current prospectus or statement of additional information.
            2.3.	All computations of value with respect to the
Acquiring Portfolio and the Acquired Portfolio shall be made by
State Street in accordance with its regular practice as pricing agent for the Acquiring Portfolio.
            3.	Closing and Closing Date
            3.1.	The Closing Date for the Reorganization shall be
December 11, 2009, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of 3:00 p.m., at the offices of the Acquired Portfolio or at such other time and/or place as the parties may agree.
            3.2.	State Street Bank and Trust Company, the
custodian for the Acquiring Portfolio, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and
(b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or
provision for payment has been made, in conjunction with the delivery of portfolio securities.
            3.3.	In the event that on the Valuation Date (a) the
NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b)
trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired
Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
            3.4.	The Acquired Portfolio shall deliver at the
Closing a list of the names and addresses of the Acquired
Portfolio's shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Portfolio's
transfer agent.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio.  At the Closing, the Trust, on
behalf of the Portfolios, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.
            4.	Representations and Warranties
            4.1.	The Trust, on behalf of each Portfolio,
represents and warrants that:
            (a)	The Portfolios are not, and the execution,
delivery and performance of this Agreement by the Trust will not result, in a violation of the Trust's Declaration of Trust, as amended, or By-Laws or any material agreement, indenture,
instrument, contract, lease or other undertaking to which the
Trust, on behalf of the Portfolios, is a party or by which the
Portfolios or their property are bound;
            (b)	There are no contracts or other commitments
(other than this Agreement) of the Acquired Portfolio which will be terminated with liability to the Acquired Portfolio prior to the Closing Date;
            (c)	The Trust is a registered investment company
classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;
            (d)	No litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Portfolios or any of their properties or assets which, if
adversely determined, would materially and adversely affect
their financial condition or the conduct of their business.  The
Trust knows of no facts which might form the basis for the
institution of such proceedings and are not a party to or
subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;
            (e)	The Statements of Assets and Liabilities of the
Acquired Portfolio as of December 31, 2008, including the
Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the
Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates.
The unaudited financial statements of the Acquired Portfolio for the six months ended June 30, 2009 have been prepared in
accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired
Portfolio as of October 8, 2009 that are not disclosed therein.
            (f)	Since December 31, 2008 and June 30, 2009, there
has not been any material adverse change in each Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred.  For purposes of this subsection (f), a decline in net asset value per share of a Portfolio due to declines in market values of securities in a Portfolio's portfolio, the discharge of Portfolio liabilities, or the redemption of Portfolio shares by Portfolio shareholders shall not constitute a material adverse change;
            (g)	At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including extensions, of each Portfolio required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of each Portfolio's
knowledge, no such return is currently under audit and no
assessment has been asserted with respect to such returns;
            (h)	(i) For each taxable year of its operation
(including the taxable year ending on the Closing Date), each
Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has
elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and the Acquiring Portfolio will do so for the taxable year
including the Closing Date;
            (i)	All of the issued and outstanding shares of
beneficial interest of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4.  Each Portfolio does not have outstanding any options,
warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
            (j)	At the Closing Date, (i) the Acquiring Portfolio
will have good and marketable title to its assets and (ii) the
Acquired Portfolio will have good and marketable title to the
Acquired Portfolio's assets to be transferred to the Acquiring
Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets
hereunder.  Upon delivery and payment for such assets, the
Acquiring Portfolio will acquire good and marketable title
thereto, subject to no restrictions on the full transfer
thereof, except such restrictions as might arise under the
Securities Act of 1933, as amended (the "1933 Act"), and the 1940
Act with respect to privately placed or otherwise restricted securities that the Acquired Portfolio may have acquired in the ordinary course of business and of which the Acquiring Portfolio has received notice and necessary documentation at or prior to the Closing;
            (k)	The information to be furnished by the Acquiring
Portfolio and Acquired Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry
Regulatory Authority ("FINRA")), which may be necessary in
connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
            (l)	The current prospectuses and statements of
additional information of the Acquiring Portfolio and Acquired
Portfolio on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
            (m)	Insofar as the following relate to the
Portfolios, the registration statement filed by the Trust on behalf of the Acquiring Portfolio on Form N-14 relating to
Acquiring Portfolio Shares that will be registered with the
Commission pursuant to this Agreement, which, without
limitation, shall include a proxy statement of the Acquired
Portfolio (the "Proxy Statement") and the prospectus of the
Acquiring Portfolio with respect to the transactions
contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material
respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the
rules and regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
            (n)	The Acquiring Portfolio agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
            4.2.	Credit Suisse represents and warrants to the
Acquiring Portfolio as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Portfolio, and (ii) there are no claims, actions, suits or proceedings threatened, or
circumstances that have been identified by the Management
Committee of Credit Suisse and the Secretary thereof as
reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Portfolio that would materially adversely affect the Acquired Portfolio or its assets or
business, other than those disclosed in writing to and accepted by the Acquiring Portfolio.
            4.3.	Credit Suisse represents and warrants that it
will voluntarily waive its fees and reimburse expenses with
respect to the Acquiring Portfolio for a period of at least one year following the Closing Date so that the Acquiring
Portfolio's total annual operating expenses do not exceed an annual rate of 2.15% of its average daily net assets.
            5.	Covenants of the Acquired Portfolio and the
Acquiring Portfolio
            5.1.	The Acquiring Portfolio and the Acquired
Portfolio will operate their respective businesses in the
ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions.
            5.2.	The Trust, on behalf of the Acquired Portfolio,
will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions
contemplated herein.
            5.3.	The Acquired Portfolio covenants that (i) the
Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Portfolio, there is no plan or intention by Acquired Portfolio's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Portfolio
Shares (or Acquiring Portfolio Shares received in the
Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio Shareholders' ownership of
Acquired Portfolio Shares (or equivalent Acquiring Portfolio
Shares) to a number of shares that is less than 50 percent of the number of Acquired Portfolio Shares as of the record date of the Reorganization; and (iii) the Acquired Portfolio will not take any position on any federal, state or local income or
franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the
Code.
            5.4.	Subject to the provisions of this Agreement, the
Trust on behalf of the Acquiring Portfolio and the Acquired
Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
            5.5.	The Acquiring Portfolio agrees to indemnify and
advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified
Person") of the Trust, against money damages actually and
reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Trust, as such service involves the Acquired Portfolio, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.5 shall not protect any such
Indemnified Person against any liability to the Acquired
Portfolio, the Acquiring Portfolio or their shareholders to which he or she would otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or from reckless
disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Portfolio for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under
applicable law.  Such Indemnified Person shall provide to the
Acquiring Portfolio a written affirmation of his or her good faith belief that the standard of conduct necessary for
indemnification by the Acquiring Portfolio under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the
Acquiring Portfolio for its undertaking; (b) the Acquiring
Portfolio is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Portfolio, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have
determined, based on a review of facts readily available to the
Acquiring Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Indemnified
Person will ultimately be found to be entitled to
indemnification.
            5.6.	The intention of the parties is that the
transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Portfolio,
the Acquired Portfolio nor the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such
treatment or results in the failure of the transaction to
qualify as a reorganization within the meaning of Section 368(a)
of the Code.  At or prior to the Closing Date, the Acquiring
Portfolio, the Acquired Portfolio and the Trust will take such action, or cause such action to be taken, as is reasonably
necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 7.6.
            5.7.	Credit Suisse agrees that the Acquiring Portfolio
will succeed to all rights that the Acquired Portfolio has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit
Suisse or any of its affiliates prior to the Closing Date.
            6.	Conditions Precedent to Obligations of the Trust
            The obligations of the Trust, on behalf of the
Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
Trust, on behalf of the Portfolios, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
            6.1.	All representations and warranties by the Trust,
the Acquired Portfolio or Acquiring Portfolio, contained in this
Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing
Date with the same force and effect as if made on and as of the
Closing Date;
            6.2.	The Trust has delivered, on behalf of each
Portfolio, a certificate executed in its name by its Chairman,
President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and
correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
            6.3.	The Trust, on behalf of the Portfolios, shall have
received on the Closing Date a favorable opinion from Willkie
Farr & Gallagher LLP, counsel to the Trust, dated as of the
Closing Date, covering the following points:
            That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of Massachusetts, and has the trust power to own all of the properties and assets of each of the Portfolios and to carry on its business as a
registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust and the
Portfolios are duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by
Credit Suisse, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the
Trust's Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust, on behalf of each Portfolio, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the
acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which a
Portfolio is a party or by which it or its property is bound; (d)
to the knowledge of such counsel, no consent, approval,
authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the
Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding,
investigation, order, decree or judgment of any court or
governmental body, only insofar as they relate to the Trust, on behalf of each Portfolio, or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Portfolios' business; (g) the
descriptions in the Proxy Statement of statutes, legal and
governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and
fairly present the information required to be shown; (h) the
Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Portfolio Shares to be issued to the Acquired Portfolio's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof.
            With respect to all matters of Massachusetts law, such
counsel shall be entitled to state that they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of
Sullivan & Worcester LLP.
            In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such Proxy
Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.
            6.4.	Each Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to that Portfolio dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Portfolio, to the
effect that:
            (a)	they are an independent registered public
accounting firm with respect to each Portfolio within the
meaning of the 1933 Act and the applicable regulations
thereunder; and
            (b)	in their opinion, the financial statements and
financial highlights of each Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the
applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.
            6.5.	The Acquiring Portfolio and the Acquired
Portfolio shall have received from PricewaterhouseCoopers LLP a letter addressed to both Portfolios and dated as of the
effective date of the N-14 Registration Statement in form and substance satisfactory to each Portfolio, to the effect that: on the basis of limited procedures agreed upon by the Acquiring
Portfolio and the Acquired Portfolio and described in such
letter (but not an examination in accordance with generally
accepted auditing standards), specified information relating to each Portfolio appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting
records of each Portfolio or from schedules prepared by officers of the Trust, on behalf of each Portfolio, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made
therefrom.
            6.6.	The Acquiring Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to the Acquiring
Portfolio and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing
Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the
matters set forth in paragraph 6.5.
            7.	Further Conditions Precedent to Obligations of
the Acquiring Portfolio and the Acquired Portfolio
            If any of the conditions set forth below do not exist
on or before the Closing Date with respect to the Portfolios, the Trust shall not be required to consummate the transactions contemplated by this Agreement.
            7.1.	The Agreement and the transactions contemplated
herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the
Acquired Portfolio in accordance with the provisions of the
Trust's Declaration of Trust, as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio.
            7.2.	The Board of Trustees of the Trust, including a
majority of the trustees who are not "interested persons" of the
Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Portfolio and that the interests of the shareholders in each Portfolio would not be diluted as a result of such transactions.
            7.3.	On the Closing Date no action, suit or other
proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            7.4.	All consents of other parties and all other
consents, orders and permits of federal, state and local
regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action"
positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where
failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio.
            7.5.	The N-14 Registration Statement and the
prospectus and statement of additional information filed as part of the Acquiring Portfolio's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no
investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the
1933 Act.
            7.6.	The Trust shall have received on the Closing Date
an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired
Portfolio and the Acquiring Portfolio and dated as of the
Closing Date, substantially to the effect that for U.S. federal income tax purposes:
            (a)	The transfer of all of the Acquired Portfolio's
assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio, followed by the
distribution  by the Acquired Portfolio of such Acquiring
Portfolio Shares to shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring
Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the
Code; (b) no gain or loss will be recognized by the Acquiring
Portfolio on the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the
Acquired Portfolio; (c) except for gain or loss regularly
attributable to the termination of the Acquired Portfolio's
taxable year, no gain or loss will be recognized by the Acquired
Portfolio upon the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the
distribution of the Acquiring Portfolio Shares to the Acquired
Portfolio's shareholders in exchange for their shares of the
Acquired Portfolio; (d) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of
their Acquired Portfolio shares of beneficial interest for the
Acquiring Portfolio Shares or upon the assumption by the
Acquiring Portfolio of the liabilities of the Acquired Portfolio;
(e) the aggregate tax basis of the Acquiring Portfolio Shares received by each of the Acquired Portfolio's shareholders
pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares of beneficial
interest held by such shareholder immediately prior to the
Reorganization, and the holding period of the Acquiring
Portfolio Shares to be received by each Acquired Portfolio
shareholder will include the period during which the Acquired
Portfolio shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Portfolio shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be marked to market for federal income tax purposes as a
consequence of a termination of the Acquired Portfolio's taxable year, the tax basis of the Acquired Portfolio's assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Reorganization and the holding period of the assets of the
Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the
Acquired Portfolio. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of
representations it shall request of the Trust.
            Notwithstanding anything herein to the contrary,
neither the Acquiring Portfolio nor the Acquired Portfolio may
waive the conditions set forth in this paragraph 7.6.
            8.	Brokerage Fees and Expenses; Other Agreements
            8.1.	Each Portfolio represents and warrants that there
are no brokers or finders or other entities to receive any
payments in connection with the transactions provided for
herein.
            8.2.	Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,
1973-1 C.B. 187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, the
N-14 Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses
associated with preparing and filing the N-14 Registration
Statement covering the Acquiring Portfolio Shares to be issued in the Reorganization insofar as they relate to approval of this
Agreement and the transactions contemplated thereby; (iii)
registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state
securities laws to qualify the Acquiring Portfolio Shares to be issued in connection with the Reorganization; (iv) postage,
printing, accounting fees and legal fees incurred by the
Acquiring Portfolio and by the Acquired Portfolio in connection with the transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly
incurring such expenses if and to the extent that the payment by another person of such expenses would result in the
disqualification of such party as a "regulated investment
company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free
reorganization.
            8.3.	Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Portfolio
under this Agreement, or in connection with the transactions contemplated herein with respect to such Portfolio, shall be discharged only out of the assets of such Portfolio.
            9.	Entire Agreement; Survival of Warranties
            9.1.	The Trust, on behalf of the Acquiring Portfolio
and the Acquired Portfolio, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.
            9.2.	The representations, warranties and covenants
contained in this Agreement or in any document delivered
pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
            10.	Termination
            This Agreement may be terminated at any time at or
prior to the Closing Date by a vote of a majority of the Board of Trustees of the Trust.
            11.	Amendments
            This Agreement may be amended, modified or
supplemented in writing in such manner agreed upon by the
authorized officers of the Trust; provided, however, that
following the meeting of the Acquired Portfolio's shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring
Portfolio Shares to be issued to the Acquired Portfolio's
Shareholders under this Agreement to the detriment of such
shareholders without their further approval.
            12.	Notices
            12.1.	Any notice, report, statement or demand required
or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
or to the Acquired Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            13.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
            13.1.	The article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this
Agreement.
            13.2.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
            13.3.	This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.
            13.4.	This Agreement shall bind and inure to the
benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any
rights or obligations hereunder shall be made by any party
without the written consent of the other party.  Except as
provided in Section 5.5, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            13.5.	The Trust's Declaration of Trust, as amended, is
on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into by the Trust on behalf of each Portfolio by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Portfolios are personally liable hereunder. All persons dealing with the Acquired Portfolio should look solely to the property of the Acquired Portfolio for the enforcement of any claims against the Acquired Portfolio.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman, President,
Vice President or Managing Trustee and attested to by its Vice
President, Secretary or Assistant Secretary.
CREDIT SUISSE TRUST
For and on Behalf of
INTERNATIONAL EQUITY FLEX I
PORTFOLIO AND
INTERNATIONAL EQUITY FLEX III
PORTFOLIO
By:  /s/Michael Pignataro
Name: Michael Pignataro
Title: Chief Financial Officer
Attestation By:  /s/Cecilia Chau
Name: Cecilia Chau
Title:    Treasurer
            Solely with respect to paragraphs 4.2, 4.3, 5.7 and
8.2 hereof:
CREDIT SUISSE ASSET MANAGEMENT,
LLC
By:  /s/George Hornig
Name:	George Hornig
Title:	Managing Director
Attestation By:  /s/Karen Regan
Name:	Karen Regan
Title:	Vice President



Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION
            THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 8th day of October, 2009, by
Credit Suisse Trust, a Massachusetts business trust (the "Trust")
on behalf of its series, the International Equity Flex II
Portfolio (the "Acquired Portfolio") and the International Equity
Flex III Portfolio (the "Acquiring Portfolio") (the Acquired
Portfolio and Acquiring Portfolio, collectively, the
"Portfolios"), and, solely for purposes of Sections 4.2, 4.3, 5.7 and 8.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of
Delaware ("Credit Suisse").
            This Agreement is intended to be and is adopted as a
plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Portfolio (the "Reorganization")
will consist of the transfer of all of the assets of the
Acquired Portfolio in exchange solely for shares of beneficial interest (collectively, the "Shares") of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the
liabilities of the Acquired Portfolio, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") to the
shareholders of the Acquired Portfolio in liquidation of the
Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
            As the Portfolios are each series of the Trust, all
parties to this Agreement acknowledge and accept that each
Portfolio does not have a Board of Trustees or officers separate from the other series of the Trust.  Accordingly, all
representations, warranties, covenants and/or other obligations of any kind made by each Portfolio in this Agreement are
expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each
Portfolio.
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares and the assumption of the liabilities of the
Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction; and
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares is in the best interests of the Acquiring
Portfolio's shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction.
            NOW, THEREFORE, in consideration of the premises and
of the covenants and agreements hereinafter set forth, the
parties hereto covenant and agree as follows:
            1.	Transfer of assets of the Acquired Portfolio in
exchange for Acquiring Portfolio Shares and assumption of the
Acquired Portfolio's liabilities and liquidation of the Acquired
Portfolio.
            1.1.	Subject to the terms and conditions herein set
forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (i) to deliver to the Acquired Portfolio the number of Acquiring
Portfolio Shares, including fractional Acquiring Portfolio
Shares, determined by dividing the value of the Acquired
Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").
            1.2.	(a)The assets of the Acquired Portfolio to be
acquired by the Acquiring Portfolio shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the
Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing date provided in paragraph 3.1 (the "Closing Date").
            (b)	The Acquired Portfolio has provided the Acquiring
Portfolio with a list of all of the Acquired Portfolio's assets as of the date of execution of this Agreement.  The Acquired
Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest.
The Acquired Portfolio will, within a reasonable time prior to the Closing Date, furnish the Acquiring Portfolio with a list of the securities, if any, on the Acquired Portfolio's list
referred to in the first sentence of this paragraph which do not conform to the Acquiring Portfolio's investment objective,
policies and restrictions.  In the event that the Acquired
Portfolio holds any investments which the Acquiring Portfolio may not hold, the Acquired Portfolio will dispose of such
securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Portfolio and the
Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the
Acquiring Portfolio with respect to such investments, the
Acquired Portfolio, if requested by the Acquiring Portfolio, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such
limitations as of the Closing Date.
            1.3.	The Acquired Portfolio will endeavor to discharge
all of the known liabilities and obligations of the Acquired
Portfolio prior to the Closing Date, other than those
liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The
Acquiring Portfolio shall assume all liabilities, expenses,
costs, charges and reserves, including those liabilities
reflected on unaudited statements of assets and liabilities of the Acquired Portfolio and the Acquiring Portfolio prepared by
State Street Bank and Trust Company ("State Street"), the
accounting agent of each Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Portfolio specifically arising from or relating to the operations and/or transactions of the Acquired Portfolio prior to and including the Closing Date but which are not
reflected on the above-mentioned statement of assets and
liabilities, including any liabilities, expenses, costs or
charges arising under paragraph 5.5 hereof.
            1.4.	As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the Acquired
Portfolio will liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Portfolio Shareholders") the
Acquiring Portfolio Shares it receives pursuant to paragraph 1.1.
Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring
Portfolio to open accounts on the share records of the Acquiring
Portfolio in the name of the Acquired Portfolio's shareholders representing the respective pro rata number of the Acquiring
Portfolio Shares due such shareholders.  All issued and
outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although any share certificates representing interests in the Acquired
Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with Section
2.2.  The Acquiring Portfolio shall not issue certificates
representing the Acquiring Portfolio Shares in connection with such exchange.
            1.5.	Ownership of Acquiring Portfolio Shares will be
shown on the books of the Acquiring Portfolio's transfer agent.
Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information.
            1.6.	Any transfer taxes payable upon issuance of the
Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the
Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Portfolio Shares are to be issued and transferred.
            1.7.	Any reporting responsibility of the Acquired
Portfolio is and shall remain the responsibility of the Acquired
Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.
            2.	Valuation
            2.1.	The value of the Acquired Portfolio's assets to
be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock
Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then current prospectus or statement of additional information.
            2.2.	The number of Shares of the Acquiring Portfolio
to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Portfolio
shall be determined by dividing the value of the net assets of the Acquired Portfolio attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the
Acquiring Portfolio computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Portfolio's then current prospectus or statement of additional information.
            2.3.	All computations of value with respect to the
Acquiring Portfolio and the Acquired Portfolio shall be made by
State Street in accordance with its regular practice as pricing agent for the Acquiring Portfolio.
            3.	Closing and Closing Date
            3.1.	The Closing Date for the Reorganization shall be
December 11, 2009, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of 3:00 p.m., at the offices of the Acquired Portfolio or at such other time and/or place as the parties may agree.
            3.2.	State Street Bank and Trust Company, the
custodian for the Acquiring Portfolio, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and
(b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or
provision for payment has been made, in conjunction with the delivery of portfolio securities.
            3.3.	In the event that on the Valuation Date (a) the
NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b)
trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired
Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
            3.4.	The Acquired Portfolio shall deliver at the
Closing a list of the names and addresses of the Acquired
Portfolio's shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Portfolio's
transfer agent.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio.  At the Closing, the Trust, on
behalf of the Portfolios, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.
            4.	Representations and Warranties
            4.1.	The Trust, on behalf of each Portfolio,
represents and warrants that:
            (a)	The Portfolios are not, and the execution,
delivery and performance of this Agreement by the Trust will not result, in a violation of the Trust's Declaration of Trust, as amended, or By-Laws or any material agreement, indenture,
instrument, contract, lease or other undertaking to which the
Trust, on behalf of the Portfolios, is a party or by which the
Portfolios or their property are bound;
            (b)	There are no contracts or other commitments
(other than this Agreement) of the Acquired Portfolio which will be terminated with liability to the Acquired Portfolio prior to the Closing Date;
            (c)	The Trust is a registered investment company
classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;
            (d)	No litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Portfolios or any of their properties or assets which, if
adversely determined, would materially and adversely affect
their financial condition or the conduct of their business.  The
Trust knows of no facts which might form the basis for the
institution of such proceedings and are not a party to or
subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;
            (e)	The Statements of Assets and Liabilities of the
Acquired Portfolio as of December 31, 2008, including the
Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the
Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates.
The unaudited financial statements of the Acquired Portfolio for the six months ended June 30, 2009 have been prepared in
accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired
Portfolio as of October 8, 2009 that are not disclosed therein.
            (f)	Since December 31, 2008 and June 30, 2009, there
has not been any material adverse change in each Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred.  For purposes of this subsection (f), a decline in net asset value per share of a Portfolio due to declines in market values of securities in a Portfolio's portfolio, the discharge of Portfolio liabilities, or the redemption of Portfolio shares by Portfolio shareholders shall not constitute a material adverse change;
            (g)	At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including extensions, of each Portfolio required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of each Portfolio's
knowledge, no such return is currently under audit and no
assessment has been asserted with respect to such returns;
            (h)	(i) For each taxable year of its operation
(including the taxable year ending on the Closing Date), each
Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has
elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and the Acquiring Portfolio will do so for the taxable year
including the Closing Date;
            (i)	All of the issued and outstanding shares of
beneficial interest of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4.  Each Portfolio does not have outstanding any options,
warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
            (j)	At the Closing Date, (i) the Acquiring Portfolio
will have good and marketable title to its assets and (ii) the
Acquired Portfolio will have good and marketable title to the
Acquired Portfolio's assets to be transferred to the Acquiring
Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets
hereunder.  Upon delivery and payment for such assets, the
Acquiring Portfolio will acquire good and marketable title
thereto, subject to no restrictions on the full transfer
thereof, except such restrictions as might arise under the
Securities Act of 1933, as amended (the "1933 Act"), and the 1940
Act with respect to privately placed or otherwise restricted securities that the Acquired Portfolio may have acquired in the ordinary course of business and of which the Acquiring Portfolio has received notice and necessary documentation at or prior to the Closing;
            (k)	The information to be furnished by the Acquiring
Portfolio and Acquired Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry
Regulatory Authority ("FINRA")), which may be necessary in
connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
            (l)	The current prospectuses and statements of
additional information of the Acquiring Portfolio and Acquired
Portfolio on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
            (m)	Insofar as the following relate to the
Portfolios, the registration statement filed by the Trust on behalf of the Acquiring Portfolio on Form N-14 relating to
Acquiring Portfolio Shares that will be registered with the
Commission pursuant to this Agreement, which, without
limitation, shall include a proxy statement of the Acquired
Portfolio (the "Proxy Statement") and the prospectus of the
Acquiring Portfolio with respect to the transactions
contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material
respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the
rules and regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
            (n)	The Acquiring Portfolio agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
            4.2.	Credit Suisse represents and warrants to the
Acquiring Portfolio as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Portfolio, and (ii) there are no claims, actions, suits or proceedings threatened, or
circumstances that have been identified by the Management
Committee of Credit Suisse and the Secretary thereof as
reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Portfolio that would materially adversely affect the Acquired Portfolio or its assets or
business, other than those disclosed in writing to and accepted by the Acquiring Portfolio.
            4.3.	Credit Suisse represents and warrants that it
will voluntarily waive its fees and reimburse expenses with
respect to the Acquiring Portfolio for a period of at least one year following the Closing Date so that the Acquiring
Portfolio's total annual operating expenses do not exceed an annual rate of 2.15% of its average daily net assets.
            5.	Covenants of the Acquired Portfolio and the
Acquiring Portfolio
            5.1.	The Acquiring Portfolio and the Acquired
Portfolio will operate their respective businesses in the
ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions.
            5.2.	The Trust, on behalf of the Acquired Portfolio,
will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions
contemplated herein.
            5.3.	The Acquired Portfolio covenants that (i) the
Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Portfolio, there is no plan or intention by Acquired Portfolio's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Portfolio
Shares (or Acquiring Portfolio Shares received in the
Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio Shareholders' ownership of
Acquired Portfolio Shares (or equivalent Acquiring Portfolio
Shares) to a number of shares that is less than 50 percent of the number of Acquired Portfolio Shares as of the record date of the Reorganization; and (iii) the Acquired Portfolio will not take any position on any federal, state or local income or
franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the
Code.
            5.4.	Subject to the provisions of this Agreement, the
Trust on behalf of the Acquiring Portfolio and the Acquired
Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
            5.5.	The Acquiring Portfolio agrees to indemnify and
advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified
Person") of the Trust, against money damages actually and
reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Trust, as such service involves the Acquired Portfolio, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.5 shall not protect any such
Indemnified Person against any liability to the Acquired
Portfolio, the Acquiring Portfolio or their shareholders to which he or she would otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or from reckless
disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Portfolio for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under
applicable law.  Such Indemnified Person shall provide to the
Acquiring Portfolio a written affirmation of his or her good faith belief that the standard of conduct necessary for
indemnification by the Acquiring Portfolio under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the
Acquiring Portfolio for its undertaking; (b) the Acquiring
Portfolio is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Portfolio, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have
determined, based on a review of facts readily available to the
Acquiring Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Indemnified
Person will ultimately be found to be entitled to
indemnification.
            5.6.	The intention of the parties is that the
transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Portfolio,
the Acquired Portfolio nor the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such
treatment or results in the failure of the transaction to
qualify as a reorganization within the meaning of Section 368(a)
of the Code.  At or prior to the Closing Date, the Acquiring
Portfolio, the Acquired Portfolio and the Trust will take such action, or cause such action to be taken, as is reasonably
necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 7.6.
            5.7.	Credit Suisse agrees that the Acquiring Portfolio
will succeed to all rights that the Acquired Portfolio has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit
Suisse or any of its affiliates prior to the Closing Date.
            6.	Conditions Precedent to Obligations of
the Trust
            The obligations of the Trust, on behalf of the
Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
Trust, on behalf of the Portfolios, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
            6.1.	All representations and warranties by the Trust,
the Acquired Portfolio or Acquiring Portfolio, contained in this
Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing
Date with the same force and effect as if made on and as of the
Closing Date;
            6.2.	The Trust has delivered, on behalf of each
Portfolio, a certificate executed in its name by its Chairman,
President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and
correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
            6.3.	The Trust, on behalf of the Portfolios, shall have
received on the Closing Date a favorable opinion from Willkie
Farr & Gallagher LLP, counsel to the Trust, dated as of the
Closing Date, covering the following points:
            That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of Massachusetts, and has the trust power to own all of the properties and assets of each of the Portfolios and to carry on its business as a
registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust and the
Portfolios are duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by
Credit Suisse, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the
Trust's Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust, on behalf of each Portfolio, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the
acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which a
Portfolio is a party or by which it or its property is bound; (d)
to the knowledge of such counsel, no consent, approval,
authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the
Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding,
investigation, order, decree or judgment of any court or
governmental body, only insofar as they relate to the Trust, on behalf of each Portfolio, or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Portfolios' business; (g) the
descriptions in the Proxy Statement of statutes, legal and
governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and
fairly present the information required to be shown; (h) the
Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Portfolio Shares to be issued to the Acquired Portfolio's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof.
            With respect to all matters of Massachusetts law, such
counsel shall be entitled to state that they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of
Sullivan & Worcester LLP.
            In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such Proxy
Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.
            6.4.	Each Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to that Portfolio dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Portfolio, to the
effect that:
            (a)	they are an independent registered public
accounting firm with respect to each Portfolio within the
meaning of the 1933 Act and the applicable regulations
thereunder; and
            (b)	in their opinion, the financial statements and
financial highlights of each Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the
applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.
            6.5.	The Acquiring Portfolio and the Acquired
Portfolio shall have received from PricewaterhouseCoopers LLP a letter addressed to both Portfolios and dated as of the
effective date of the N-14 Registration Statement in form and substance satisfactory to each Portfolio, to the effect that: on the basis of limited procedures agreed upon by the Acquiring
Portfolio and the Acquired Portfolio and described in such
letter (but not an examination in accordance with generally
accepted auditing standards), specified information relating to each Portfolio appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting
records of each Portfolio or from schedules prepared by officers of the Trust, on behalf of each Portfolio, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made
therefrom.
            6.6.	The Acquiring Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to the Acquiring
Portfolio and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing
Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the
matters set forth in paragraph 6.5.
            7.	Further Conditions Precedent to Obligations of
the Acquiring Portfolio and the Acquired Portfolio
            If any of the conditions set forth below do not exist
on or before the Closing Date with respect to the Portfolios, the Trust shall not be required to consummate the transactions contemplated by this Agreement.
            7.1.	The Agreement and the transactions contemplated
herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the
Acquired Portfolio in accordance with the provisions of the
Trust's Declaration of Trust, as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio.
            7.2.	The Board of Trustees of the Trust, including a
majority of the trustees who are not "interested persons" of the
Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Portfolio and that the interests of the shareholders in each Portfolio would not be diluted as a result of such transactions.
            7.3.	On the Closing Date no action, suit or other
proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            7.4.	All consents of other parties and all other
consents, orders and permits of federal, state and local
regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action"
positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where
failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio.
            7.5.	The N-14 Registration Statement and the
prospectus and statement of additional information filed as part of the Acquiring Portfolio's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no
investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the
1933 Act.
            7.6.	The Trust shall have received on the Closing Date
an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired
Portfolio and the Acquiring Portfolio and dated as of the
Closing Date, substantially to the effect that for U.S. federal income tax purposes:
            (a)	The transfer of all of the Acquired Portfolio's
assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio, followed by the
distribution  by the Acquired Portfolio of such Acquiring
Portfolio Shares to shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring
Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the
Code; (b) no gain or loss will be recognized by the Acquiring
Portfolio on the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the
Acquired Portfolio; (c) except for gain or loss regularly
attributable to the termination of the Acquired Portfolio's
taxable year, no gain or loss will be recognized by the Acquired
Portfolio upon the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the
distribution of the Acquiring Portfolio Shares to the Acquired
Portfolio's shareholders in exchange for their shares of the
Acquired Portfolio; (d) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of
their Acquired Portfolio shares of beneficial interest for the
Acquiring Portfolio Shares or upon the assumption by the
Acquiring Portfolio of the liabilities of the Acquired Portfolio;
(e) the aggregate tax basis of the Acquiring Portfolio Shares received by each of the Acquired Portfolio's shareholders
pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares of beneficial
interest held by such shareholder immediately prior to the
Reorganization, and the holding period of the Acquiring
Portfolio Shares to be received by each Acquired Portfolio
shareholder will include the period during which the Acquired
Portfolio shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Portfolio shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be marked to market for federal income tax purposes as a
consequence of a termination of the Acquired Portfolio's taxable year, the tax basis of the Acquired Portfolio's assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Reorganization and the holding period of the assets of the
Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the
Acquired Portfolio. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of
representations it shall request of the Trust.
            Notwithstanding anything herein to the contrary,
neither the Acquiring Portfolio nor the Acquired Portfolio may
waive the conditions set forth in this paragraph 7.6.
            8.	Brokerage Fees and Expenses; Other Agreements
            8.1.	Each Portfolio represents and warrants that there
are no brokers or finders or other entities to receive any
payments in connection with the transactions provided for
herein.
            8.2.	Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,
1973-1 C.B. 187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, the
N-14 Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses
associated with preparing and filing the N-14 Registration
Statement covering the Acquiring Portfolio Shares to be issued in the Reorganization insofar as they relate to approval of this
Agreement and the transactions contemplated thereby; (iii)
registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state
securities laws to qualify the Acquiring Portfolio Shares to be issued in connection with the Reorganization; (iv) postage,
printing, accounting fees and legal fees incurred by the
Acquiring Portfolio and by the Acquired Portfolio in connection with the transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly
incurring such expenses if and to the extent that the payment by another person of such expenses would result in the
disqualification of such party as a "regulated investment
company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free
reorganization.
            8.3.	Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Portfolio
under this Agreement, or in connection with the transactions contemplated herein with respect to such Portfolio, shall be discharged only out of the assets of such Portfolio.
            9.	Entire Agreement; Survival of Warranties
            9.1.	The Trust, on behalf of the Acquiring Portfolio
and the Acquired Portfolio, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.
            9.2.	The representations, warranties and covenants
contained in this Agreement or in any document delivered
pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
            10.	Termination
            This Agreement may be terminated at any time at or
prior to the Closing Date by a vote of a majority of the Board of Trustees of the Trust.
            11.	Amendments
            This Agreement may be amended, modified or
supplemented in writing in such manner agreed upon by the
authorized officers of the Trust; provided, however, that
following the meeting of the Acquired Portfolio's shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring
Portfolio Shares to be issued to the Acquired Portfolio's
Shareholders under this Agreement to the detriment of such
shareholders without their further approval.
            12.	Notices
            12.1.	Any notice, report, statement or demand required
or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            or to the Acquired Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            13.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
            13.1.	The article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this
Agreement.
            13.2.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
            13.3.	This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.
            13.4.	This Agreement shall bind and inure to the
benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any
rights or obligations hereunder shall be made by any party
without the written consent of the other party.  Except as
provided in Section 5.5, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            13.5.	The Trust's Declaration of Trust, as amended, is
on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into by the Trust on behalf of each Portfolio by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Portfolios are personally liable hereunder. All persons dealing with the Acquired Portfolio should look solely to the property of the Acquired Portfolio for the enforcement of any claims against the Acquired Portfolio.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman, President,
Vice President or Managing Trustee and attested to by its Vice
President, Secretary or Assistant Secretary.
CREDIT SUISSE TRUST
For and on Behalf of
INTERNATIONAL EQUITY FLEX II
PORTFOLIO AND
INTERNATIONAL EQUITY FLEX III
PORTFOLIO
By:  /s/Michael Pignataro
Name: Michael Pignataro
Title: Chief Financial Officer
Attestation By:  /s/Cecilia Chau
Name: Cecilia Chau
Title:    Treasurer
            Solely with respect to paragraphs 4.2, 4.3, 5.7 and
8.2 hereof:
CREDIT SUISSE ASSET MANAGEMENT,
LLC
By:  /s/George Hornig
Name:	George Hornig
Title:	Managing Director
Attestation By:  /s/Karen Regan
Name:	Karen Regan
Title:	Vice President




Credit Suisse Trust - U.S. Equity Flex II Portfolio
Exhibit 77Q1a
CERTIFICATE OF TERMINATION OF
U.S. EQUITY FLEX II PORTFOLIO,
U.S. EQUITY FLEX III PORTFOLIO,
AND
U.S. EQUITY FLEX IV PORTFOLIO
OF
CREDIT SUISSE TRUST


The undersigned J. Kevin Gao, does hereby certify that:

(1)	He is the duly elected and acting Secretary of Credit
Suisse Trust, a trust with transferable shares under Massachusetts law (the "Trust"), established and existing under that certain Agreement and Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts on March 15, 1995, as amended to date (the
"Declaration of Trust").

(2)	In accordance with Section 6.1(b) of the Declaration of
Trust, the Board of Trustees voted on May 12, 2009, to terminate the U.S. Equity Flex II Portfolio, U.S. Equity
Flex III Portfolio and U.S. Equity Flex IV Portfolio (the
"Portfolios") of the Trust.

(3)	There are no outstanding shares of the Portfolios.

(4)	The Portfolios has no net assets.

(5)	In accordance with Section 6.1(b) of the Declaration of
Trust, the termination of the Portfolios shall be effective upon the filing of this Certificate of Termination with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 2009.


						/s/J. Kevin Gao
						J. Kevin Gao, Secretary




ACKNOWLEDGEMENT


STATE OF NEW YORK      )
                                               )	ss
	October 6, 2009
COUNTY OF NEW YORK  )


	Then personally appeared before me the above named J. Kevin Gao, Secretary, and acknowledged the foregoing instrument to be his free act and deed.



							/s/Karen A. Regan
							Notary Public
							My Commission Expires 12/09


[NOTARIAL SEAL]					KAREN A. REGAN
							Notary Public, State of New
York
							No. 01RE6000715
							Qualified in New York County
                           Commission Expires Dec. 22, 2009


Credit Suisse Trust - Credit Suisse U.S. Equity Flex I Portfolio
Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION
            THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 24th day of July, 2009, by Credit
Suisse Trust, a Massachusetts business trust (the "Trust") on behalf of its series, the U.S. Equity Flex II Portfolio (the
"Acquired Portfolio") and the U.S. Equity Flex I Portfolio (the
"Acquiring Portfolio") (the Acquired Portfolio and Acquiring
Portfolio, collectively, the "Portfolios"), and, solely for
purposes of Sections 4.2, 5.7 and 8.2 hereof, Credit Suisse
Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Credit Suisse").
            This Agreement is intended to be and is adopted as a
plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Portfolio (the "Reorganization")
will consist of the transfer of all of the assets of the
Acquired Portfolio in exchange solely for shares of beneficial interest (collectively, the "Shares") of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the
liabilities of the Acquired Portfolio, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") to the
shareholders of the Acquired Portfolio in liquidation of the
Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
            As the Portfolios are each series of the Trust, all
parties to this Agreement acknowledge and accept that each
Portfolio does not have a Board of Trustees or officers separate from the other series of the Trust.  Accordingly, all
representations, warranties, covenants and/or other obligations of any kind made by each Portfolio in this Agreement are
expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each
Portfolio.
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares and the assumption of the liabilities of the
Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction; and
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares is in the best interests of the Acquiring
Portfolio's shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction.
            NOW, THEREFORE, in consideration of the premises and
of the covenants and agreements hereinafter set forth, the
parties hereto covenant and agree as follows:
            1.	Transfer of assets of the Acquired Portfolio in
exchange for Acquiring Portfolio Shares and assumption of the
Acquired Portfolio's liabilities and liquidation of the Acquired
Portfolio.
            1.1.	Subject to the terms and conditions herein set
forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (i) to deliver to the Acquired Portfolio the number of Acquiring
Portfolio Shares, including fractional Acquiring Portfolio
Shares, determined by dividing the value of the Acquired
Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").
            1.2.	(a)The assets of the Acquired Portfolio to be
acquired by the Acquiring Portfolio shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the
Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing date provided in paragraph 3.1 (the "Closing Date").
            (b)	The Acquired Portfolio has provided the Acquiring
Portfolio with a list of all of the Acquired Portfolio's assets as of the date of execution of this Agreement.  The Acquired
Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest.
The Acquired Portfolio will, within a reasonable time prior to the Closing Date, furnish the Acquiring Portfolio with a list of the securities, if any, on the Acquired Portfolio's list
referred to in the first sentence of this paragraph which do not conform to the Acquiring Portfolio's investment objective,
policies and restrictions.  In the event that the Acquired
Portfolio holds any investments which the Acquiring Portfolio may not hold, the Acquired Portfolio will dispose of such
securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Portfolio and the
Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the
Acquiring Portfolio with respect to such investments, the
Acquired Portfolio, if requested by the Acquiring Portfolio, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such
limitations as of the Closing Date.
            1.3.	The Acquired Portfolio will endeavor to discharge
all of the known liabilities and obligations of the Acquired
Portfolio prior to the Closing Date, other than those
liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The
Acquiring Portfolio shall assume all liabilities, expenses,
costs, charges and reserves, including those liabilities
reflected on unaudited statements of assets and liabilities of the Acquired Portfolio and the Acquiring Portfolio prepared by
State Street Bank and Trust Company ("State Street"), the
accounting agent of each Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Portfolio specifically arising from or relating to the operations and/or transactions of the Acquired Portfolio prior to and including the Closing Date but which are not
reflected on the above-mentioned statement of assets and
liabilities, including any liabilities, expenses, costs or
charges arising under paragraph 5.5 hereof.
            1.4.	As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the Acquired
Portfolio will liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Portfolio Shareholders") the
Acquiring Portfolio Shares it receives pursuant to paragraph 1.1.
Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring
Portfolio to open accounts on the share records of the Acquiring
Portfolio in the name of the Acquired Portfolio's shareholders representing the respective pro rata number of the Acquiring
Portfolio Shares due such shareholders.  All issued and
outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired
Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with Section
2.2.  The Acquiring Portfolio shall not issue certificates
representing the Acquiring Portfolio Shares in connection with such exchange.
            1.5.	Ownership of Acquiring Portfolio Shares will be
shown on the books of the Acquiring Portfolio's transfer agent.
Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information.
            1.6.	Any transfer taxes payable upon issuance of the
Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the
Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Portfolio Shares are to be issued and transferred.
            1.7.	Any reporting responsibility of the Acquired
Portfolio is and shall remain the responsibility of the Acquired
Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.
            2.	Valuation
            2.1.	The value of the Acquired Portfolio's assets to
be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock
Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then current prospectus or statement of additional information.
            2.2.	The number of Shares of the Acquiring Portfolio
to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Portfolio
shall be determined by dividing the value of the net assets of the Acquired Portfolio attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the
Acquiring Portfolio computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Portfolio's then current prospectus or statement of additional information.
            2.3.	All computations of value with respect to the
Acquiring Portfolio and the Acquired Portfolio shall be made by
State Street in accordance with its regular practice as pricing agent for the Acquiring Portfolio.
            3.	Closing and Closing Date
            3.1.	The Closing Date for the Reorganization shall be
October 2, 2009, or such other date as the parties to such
Reorganization may agree to in writing.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of 3:00 p.m., at the offices of the Acquired Portfolio or at such other time and/or place as the parties may agree.
            3.2.	The Trust shall direct State Street, as
custodian, to transfer ownership of the assets from the accounts of the Acquired Portfolio that State Street maintains as
custodian for the Acquired Portfolio to the accounts of the
Acquiring Portfolio that State Street maintains as custodian for the Acquiring Portfolio and to deliver to the Trust, at the
Closing, a certificate of an authorized officer stating that the assets of the Acquired Portfolio are being delivered as of the
Closing Date. The Acquired Portfolio shall deliver a certificate stating that all necessary taxes in connection with the delivery of the assets of the Acquired Portfolio, including all
applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
            3.3.	In the event that on the Valuation Date (a) the
NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b)
trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired
Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
            3.4.	The Acquired Portfolio shall deliver at the
Closing a list of the names and addresses of the Acquired
Portfolio's shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Portfolio's
transfer agent.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio.  At the Closing, the Trust, on
behalf of the Portfolios, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.
            4.	Representations and Warranties
            4.1.	The Trust, on behalf of each Portfolio,
represents and warrants that:
            (a)	The Portfolios are not, and the execution,
delivery and performance of this Agreement by the Trust will not result, in a violation of the Trust's Declaration of Trust, as amended, or By-Laws or any material agreement, indenture,
instrument, contract, lease or other undertaking to which the
Trust, on behalf of the Portfolios, is a party or by which the
Portfolios or their property are bound;
            (b)	There are no contracts or other commitments
(other than this Agreement) of the Acquired Portfolio which will be terminated with liability to the Acquired Portfolio prior to the Closing Date;
            (c)	The Trust is a registered investment company
classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;
            (d)	No litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Portfolios or any of their properties or assets which, if
adversely determined, would materially and adversely affect
their financial condition or the conduct of their business. The Portfolios know of no facts which might form the basis for the institution of such proceedings and are not a party to or
subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;
            (e)	The Statements of Assets and Liabilities of the
Acquired Portfolio as of December 31, 2008, including the
Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the
Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired
Portfolio as of July 24, 2009 not disclosed therein.
            (f)	Since December 31, 2008 there has not been any
material adverse change in each Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (f), a decline in net asset value per share of a Portfolio due to declines in market values of securities in a Portfolio's
portfolio, the discharge of Portfolio liabilities, or the
redemption of Portfolio shares by Portfolio shareholders shall not constitute a material adverse change;
            (g)	At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including extensions, of each Portfolio required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of each Portfolio's
knowledge, no such return is currently under audit and no
assessment has been asserted with respect to such returns;
            (h)	(i) For each taxable year of its operation
(including the taxable year ending on the Closing Date), each
Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has
elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and the Acquiring Portfolio will do so for the taxable year
including the Closing Date;
            (i)	All of the issued and outstanding shares of
beneficial interest of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4.  Each Portfolio does not have outstanding any options,
warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
            (j)	At the Closing Date, (i) the Acquiring Portfolio
will have good and marketable title to its assets and (ii) the
Acquired Portfolio will have good and marketable title to the
Acquired Portfolio's assets to be transferred to the Acquiring
Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets
hereunder.  Upon delivery and payment for such assets, the
Acquiring Portfolio will acquire good and marketable title
thereto, subject to no restrictions on the full transfer
thereof, except such restrictions as might arise under the
Securities Act of 1933, as amended (the "1933 Act"), and the 1940
Act with respect to privately placed or otherwise restricted securities that the Acquired Portfolio may have acquired in the ordinary course of business and of which the Acquiring Portfolio has received notice and necessary documentation at or prior to the Closing;
            (k)	The information to be furnished by the Acquiring
Portfolio and Acquired Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry
Regulatory Authority ("FINRA")), which may be necessary in
connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
            (l)	The current prospectuses and statements of
additional information of the Acquiring Portfolio and Acquired
Portfolio on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
            (m)	Insofar as the following relate to the
Portfolios, the registration statement filed by the Trust on behalf of the Acquiring Portfolio on Form N-14 relating to
Acquiring Portfolio Shares that will be registered with the
Commission pursuant to this Agreement, which, without
limitation, shall include a proxy statement of the Acquired
Portfolio (the "Proxy Statement") and the prospectus of the
Acquiring Portfolio with respect to the transactions
contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material
respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the
rules and regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
            (n)	The Acquiring Portfolio agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
            4.2.	Credit Suisse represents and warrants to the
Acquiring Portfolio as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Portfolio, and (ii) there are no claims, actions, suits or proceedings threatened, or
circumstances that have been identified by the Management
Committee of Credit Suisse and the Secretary thereof as
reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Portfolio that would materially adversely affect the Acquired Portfolio or its assets or
business, other than those disclosed in writing to and accepted by the Acquiring Portfolio.
            5.	Covenants of the Acquired Portfolio and the
Acquiring Portfolio
            5.1.	The Acquiring Portfolio and the Acquired
Portfolio will operate their respective businesses in the
ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions.
            5.2.	The Trust, on behalf of the Acquired Portfolio,
will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions
contemplated herein.
            5.3.	The Acquired Portfolio covenants that (i) the
Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Portfolio, there is no plan or intention by Acquired Portfolio's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Portfolio
Shares (or Acquiring Portfolio Shares received in the
Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio Shareholders' ownership of
Acquired Portfolio Shares (or equivalent Acquiring Portfolio
Shares) to a number of shares that is less than 50 percent of the number of Acquired Portfolio Shares as of the record date of the Reorganization; and (iii) the Acquired Portfolio will not take any position on any federal, state or local income or
franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the
Code.
            5.4.	Subject to the provisions of this Agreement, the
Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to
consummate and make effective the transactions contemplated by this Agreement.
            5.5.	The Acquiring Portfolio agrees to indemnify and
advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified
Person") of the Trust, against money damages actually and
reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Trust, as such service involves the Acquired Portfolio, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.5 shall not protect any such
Indemnified Person against any liability to the Acquired
Portfolio, the Acquiring Portfolio or their shareholders to which he or she would otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or from reckless
disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Portfolio for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under
applicable law.  Such Indemnified Person shall provide to the
Acquiring Portfolio a written affirmation of his or her good faith belief that the standard of conduct necessary for
indemnification by the Acquiring Portfolio under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the
Acquiring Portfolio for its undertaking; (b) the Acquiring
Portfolio is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Portfolio, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have
determined, based on a review of facts readily available to the
Acquiring Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Indemnified
Person will ultimately be found to be entitled to
indemnification.
            5.6.	The intention of the parties is that the
transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Portfolio,
the Acquired Portfolio nor the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such
treatment or results in the failure of the transaction to
qualify as a reorganization within the meaning of Section 368(a)
of the Code.  At or prior to the Closing Date, the Acquiring
Portfolio, the Acquired Portfolio and the Trust will take such action, or cause such action to be taken, as is reasonably
necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 7.6.
            5.7.	Credit Suisse agrees that the Acquiring Portfolio
will succeed to all rights that the Acquired Portfolio has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit
Suisse or any of its affiliates prior to the Closing Date.
            6.	Conditions Precedent to Obligations of the Trust
            The obligations of the Trust, on behalf of the
Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
Trust, on behalf of the Portfolios, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
            6.1.	All representations and warranties by the Trust,
the Acquired Portfolio or Acquiring Portfolio, contained in this
Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing
Date with the same force and effect as if made on and as of the
Closing Date;
            6.2.	The Trust has delivered, on behalf of each
Portfolio, a certificate executed in its name by its Chairman,
President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and
correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
            6.3.	The Trust, on behalf of the Portfolios, shall have
received on the Closing Date a favorable opinion from Willkie
Farr & Gallagher LLP, counsel to the Trust, dated as of the
Closing Date, covering the following points:
            That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of Massachusetts, and has the trust power to own all of the properties and assets of each of the Portfolios and to carry on its business as a
registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust, and the
Portfolios are duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by
Credit Suisse, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the
Trust's Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust, on behalf of each Portfolio, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the
acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which a
Portfolio is a party or by which it or its property is bound; (d)
to the knowledge of such counsel, no consent, approval,
authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the
Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding,
investigation, order, decree or judgment of any court or
governmental body, only insofar as they relate to the Trust, on behalf of each Portfolio, or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Portfolios' business; (g) the
descriptions in the Proxy Statement of statutes, legal and
governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and
fairly present the information required to be shown; (h) the
Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Portfolio Shares to be issued to the Acquired Portfolio's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof.
            With respect to all matters of Massachusetts law, such
counsel shall be entitled to state that they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of
Sullivan & Worcester LLP.
            In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such Proxy
Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.
            6.4.	Each Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to that Portfolio dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Portfolio, to the
effect that:
            (a)	they are an independent regulated public
accounting firm with respect to each Portfolio within the
meaning of the 1933 Act and the applicable regulations
thereunder; and
            (b)	in their opinion, the financial statements and
financial highlights of each Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the
applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.
            6.5.	The Acquiring Portfolio and the Acquired
Portfolio shall have received from PricewaterhouseCoopers LLP a letter addressed to both Portfolios and dated as of the
effective date of the N-14 Registration Statement in form and substance satisfactory to each Portfolio, to the effect that: on the basis of limited procedures agreed upon by the Acquiring
Portfolio and the Acquired Portfolio and described in such
letter (but not an examination in accordance with generally
accepted auditing standards), specified information relating to each Portfolio appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting
records of each Portfolio or from schedules prepared by officers of the Trust, on behalf of each Portfolio, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made
therefrom.
            6.6.	The Acquiring Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to the Acquiring
Portfolio and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing
Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the
matters set forth in paragraph 6.5.
            7.	Further Conditions Precedent to Obligations of
the Acquiring Portfolio and the Acquired Portfolio
            If any of the conditions set forth below do not exist
on or before the Closing Date with respect to the Portfolios, the Trust shall not be required to consummate the transactions contemplated by this Agreement.
            7.1.	The Agreement and the transactions contemplated
herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the
Acquired Portfolio in accordance with the provisions of the
Trust's Declaration of Trust, as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio.
            7.2.	The Board of Trustees of the Trust, including a
majority of the trustees who are not "interested persons" of the
Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Portfolio and that the interests of the shareholders in each Portfolio would not be diluted as a result of such transactions.
            7.3.	On the Closing Date no action, suit or other
proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            7.4.	All consents of other parties and all other
consents, orders and permits of federal, state and local
regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action"
positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where
failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio.
            7.5.	The N-14 Registration Statement and the
prospectus and statement of additional information filed as part of the Acquiring Portfolio's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no
investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the
1933 Act.
            7.6.	The Trust shall have received on the Closing Date
an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired
Portfolio and the Acquiring Portfolio and dated as of the
Closing Date, substantially to the effect that for U.S. federal income tax purposes:
            (a)	The transfer of all of the Acquired Portfolio's
assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio, followed by the
distribution  by the Acquired Portfolio of such Acquiring
Portfolio Shares to shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring
Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the
Code; (b) no gain or loss will be recognized by the Acquiring
Portfolio on the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the
Acquired Portfolio; (c) except for gain or loss regularly
attributable to the termination of the Acquired Portfolio's
taxable year, no gain or loss will be recognized by the Acquired
Portfolio upon the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the
distribution of the Acquiring Portfolio Shares to the Acquired
Portfolio's shareholders in exchange for their shares of the
Acquired Portfolio; (d) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of
their Acquired Portfolio shares of beneficial interest for the
Acquiring Portfolio Shares or upon the assumption by the
Acquiring Portfolio of the liabilities of the Acquired Portfolio;
(e) the aggregate tax basis of the Acquiring Portfolio Shares received by each of the Acquired Portfolio's shareholders
pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares of beneficial
interest held by such shareholder immediately prior to the
Reorganization, and the holding period of the Acquiring
Portfolio Shares to be received by each Acquired Portfolio
shareholder will include the period during which the Acquired
Portfolio shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Portfolio shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired
Portfolio's taxable year, the tax basis of the Acquired
Portfolio's assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired
Portfolio immediately prior to the Reorganization and the
holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio. The
delivery of such opinion is conditioned upon the receipt by
Willkie Farr & Gallagher LLP of representations it shall request of the Trust.
            Notwithstanding anything herein to the contrary,
neither the Acquiring Portfolio nor the Acquired Portfolio may
waive the conditions set forth in this paragraph 7.6.
            8.	Brokerage Fees and Expenses; Other Agreements
            8.1.	Each Portfolio represents and warrants that there
are no brokers or finders or other entities to receive any
payments in connection with the transactions provided for
herein.
            8.2.	Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,
1973-1 C.B. 187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, the
N-14 Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses
associated with preparing and filing the N-14 Registration
Statement covering the Acquiring Portfolio Shares to be issued in the Reorganization insofar as they relate to approval of this
Agreement and the transactions contemplated thereby; (iii)
registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state
securities laws to qualify the Acquiring Portfolio Shares to be issued in connection with the Reorganization; (iv) postage,
printing, accounting fees and legal fees incurred by the
Acquiring Portfolio and by the Acquired Portfolio in connection with the transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly
incurring such expenses if and to the extent that the payment by another person of such expenses would result in the
disqualification of such party as a "regulated investment
company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free
reorganization.
            8.3.	Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Portfolio
under this Agreement, or in connection with the transactions contemplated herein with respect to such Portfolio, shall be discharged only out of the assets of such Portfolio.
            9.	Entire Agreement; Survival of Warranties
            9.1.	The Trust, on behalf of the Acquiring Portfolio
and the Acquired Portfolio, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.
            9.2.	The representations, warranties and covenants
contained in this Agreement or in any document delivered
pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
            10.	Termination
            This Agreement may be terminated at any time at or
prior to the Closing Date by a vote of a majority of the Board of Trustees of the Trust.
            11.	Amendments
            This Agreement may be amended, modified or
supplemented in writing in such manner agreed upon by the
authorized officers of the Trust; provided, however, that
following the meeting of the Acquired Portfolio's shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring
Portfolio Shares to be issued to the Acquired Portfolio's
Shareholders under this Agreement to the detriment of such
shareholders without their further approval.
            12.	Notices
            12.1.	Any notice, report, statement or demand required
or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            or to the Acquired Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            13.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
            13.1.	The article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this
Agreement.
            13.2.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
            13.3.	This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.
            13.4.	This Agreement shall bind and inure to the
benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any
rights or obligations hereunder shall be made by any party
without the written consent of the other party.  Except as
provided in Section 5.5, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            13.5.	The Trust's Declaration of Trust, as amended, is
on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into on behalf of each Portfolio by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Portfolios are personally liable hereunder. All persons dealing with the Acquired Portfolio should look solely to the property of the Acquired Portfolio for the enforcement of any claims against the Acquired Portfolio.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman, President,
Vice President or Managing Trustee and attested to by its Vice
President, Secretary or Assistant Secretary.
CREDIT SUISSE TRUST
For and on Behalf of
U.S. EQUITY FLEX II PORTFOLIO AND
U.S. EQUITY FLEX I PORTFOLIO
By:  /s/Michael Pignataro
Name: Michael Pignataro
Title: Chief Financial Officer
Attestation By:  /s/Cecilia Chau
Name: Cecilia Chau
Title:    Treasurer
            Solely with respect to paragraphs 4.2, 5.7 and 8.2
hereof:
CREDIT SUISSE ASSET MANAGEMENT,
LLC
By:  /s/George Hornig
Name:	George Hornig
Title:	Managing Director
Attestation By:  /s/Karen Regan
Name:	Karen Regan
Title:	Vice President




Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION
            THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 24th day of July, 2009, by Credit
Suisse Trust, a Massachusetts business trust (the "Trust") on behalf of its series, the U.S. Equity Flex III Portfolio (the
"Acquired Portfolio") and the U.S. Equity Flex I Portfolio (the
"Acquiring Portfolio") (the Acquired Portfolio and Acquiring
Portfolio, collectively, the "Portfolios"), and, solely for
purposes of Sections 4.2, 5.7 and 8.2 hereof, Credit Suisse
Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Credit Suisse").
            This Agreement is intended to be and is adopted as a
plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Portfolio (the "Reorganization")
will consist of the transfer of all of the assets of the
Acquired Portfolio in exchange solely for shares of beneficial interest (collectively, the "Shares") of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the
liabilities of the Acquired Portfolio, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") to the
shareholders of the Acquired Portfolio in liquidation of the
Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
            As the Portfolios are each series of the Trust, all
parties to this Agreement acknowledge and accept that each
Portfolio does not have a Board of Trustees or officers separate from the other series of the Trust.  Accordingly, all
representations, warranties, covenants and/or other obligations of any kind made by each Portfolio in this Agreement are
expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each
Portfolio.
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares and the assumption of the liabilities of the
Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction; and
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares is in the best interests of the Acquiring
Portfolio's shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction.
            NOW, THEREFORE, in consideration of the premises and
of the covenants and agreements hereinafter set forth, the
parties hereto covenant and agree as follows:
            1.	Transfer of assets of the Acquired Portfolio in
exchange for Acquiring Portfolio Shares and assumption of the
Acquired Portfolio's liabilities and liquidation of the Acquired
Portfolio.
            1.1.	Subject to the terms and conditions herein set
forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (i) to deliver to the Acquired Portfolio the number of Acquiring
Portfolio Shares, including fractional Acquiring Portfolio
Shares, determined by dividing the value of the Acquired
Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").
            1.2.	(a)The assets of the Acquired Portfolio to be
acquired by the Acquiring Portfolio shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the
Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing date provided in paragraph 3.1 (the "Closing Date").
            (b)	The Acquired Portfolio has provided the Acquiring
Portfolio with a list of all of the Acquired Portfolio's assets as of the date of execution of this Agreement.  The Acquired
Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest.
The Acquired Portfolio will, within a reasonable time prior to the Closing Date, furnish the Acquiring Portfolio with a list of the securities, if any, on the Acquired Portfolio's list
referred to in the first sentence of this paragraph which do not conform to the Acquiring Portfolio's investment objective,
policies and restrictions.  In the event that the Acquired
Portfolio holds any investments which the Acquiring Portfolio may not hold, the Acquired Portfolio will dispose of such
securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Portfolio and the
Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the
Acquiring Portfolio with respect to such investments, the
Acquired Portfolio, if requested by the Acquiring Portfolio, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such
limitations as of the Closing Date.
            1.3.	The Acquired Portfolio will endeavor to discharge
all of the known liabilities and obligations of the Acquired
Portfolio prior to the Closing Date, other than those
liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The
Acquiring Portfolio shall assume all liabilities, expenses,
costs, charges and reserves, including those liabilities
reflected on unaudited statements of assets and liabilities of the Acquired Portfolio and the Acquiring Portfolio prepared by
State Street Bank and Trust Company ("State Street"), the
accounting agent of each Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Portfolio specifically arising from or relating to the operations and/or transactions of the Acquired Portfolio prior to and including the Closing Date but which are not
reflected on the above-mentioned statement of assets and
liabilities, including any liabilities, expenses, costs or
charges arising under paragraph 5.5 hereof.
            1.4.	As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the Acquired
Portfolio will liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Portfolio Shareholders") the
Acquiring Portfolio Shares it receives pursuant to paragraph 1.1.
Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring
Portfolio to open accounts on the share records of the Acquiring
Portfolio in the name of the Acquired Portfolio's shareholders representing the respective pro rata number of the Acquiring
Portfolio Shares due such shareholders.  All issued and
outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired
Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with Section
2.2.  The Acquiring Portfolio shall not issue certificates
representing the Acquiring Portfolio Shares in connection with such exchange.
            1.5.	Ownership of Acquiring Portfolio Shares will be
shown on the books of the Acquiring Portfolio's transfer agent.
Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information.
            1.6.	Any transfer taxes payable upon issuance of the
Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the
Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Portfolio Shares are to be issued and transferred.
            1.7.	Any reporting responsibility of the Acquired
Portfolio is and shall remain the responsibility of the Acquired
Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.
            2.	Valuation
            2.1.	The value of the Acquired Portfolio's assets to
be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock
Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then current prospectus or statement of additional information.
            2.2.	The number of Shares of the Acquiring Portfolio
to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Portfolio
shall be determined by dividing the value of the net assets of the Acquired Portfolio attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the
Acquiring Portfolio computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Portfolio's then current prospectus or statement of additional information.
            2.3.	All computations of value with respect to the
Acquiring Portfolio and the Acquired Portfolio shall be made by
State Street in accordance with its regular practice as pricing agent for the Acquiring Portfolio.
            3.	Closing and Closing Date
            3.1.	The Closing Date for the Reorganization shall be
October 2, 2009, or such other date as the parties to such
Reorganization may agree to in writing.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of 3:00 p.m., at the offices of the Acquired Portfolio or at such other time and/or place as the parties may agree.
            3.2.	The Trust shall direct State Street, as
custodian, to transfer ownership of the assets from the accounts of the Acquired Portfolio that State Street maintains as
custodian for the Acquired Portfolio to the accounts of the
Acquiring Portfolio that State Street maintains as custodian for the Acquiring Portfolio and to deliver to the Trust, at the
Closing, a certificate of an authorized officer stating that the assets of the Acquired Portfolio are being delivered as of the
Closing Date. The Acquired Portfolio shall deliver a certificate stating that all necessary taxes in connection with the delivery of the assets of the Acquired Portfolio, including all
applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
            3.3.	In the event that on the Valuation Date (a) the
NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b)
trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired
Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
            3.4.	The Acquired Portfolio shall deliver at the
Closing a list of the names and addresses of the Acquired
Portfolio's shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Portfolio's
transfer agent.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio.  At the Closing, the Trust, on
behalf of the Portfolios, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.
            4.	Representations and Warranties
            4.1.	The Trust, on behalf of each Portfolio,
represents and warrants that:
            (a)	The Portfolios are not, and the execution,
delivery and performance of this Agreement by the Trust will not result, in a violation of the Trust's Declaration of Trust, as amended, or By-Laws or any material agreement, indenture,
instrument, contract, lease or other undertaking to which the
Trust, on behalf of the Portfolios, is a party or by which the
Portfolios or their property are bound;
            (b)	There are no contracts or other commitments
(other than this Agreement) of the Acquired Portfolio which will be terminated with liability to the Acquired Portfolio prior to the Closing Date;
            (c)	The Trust is a registered investment company
classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;
            (d)	No litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Portfolios or any of their properties or assets which, if
adversely determined, would materially and adversely affect
their financial condition or the conduct of their business. The Portfolios know of no facts which might form the basis for the institution of such proceedings and are not a party to or
subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;
            (e)	The Statements of Assets and Liabilities of the
Acquired Portfolio as of December 31, 2008, including the
Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the
Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired
Portfolio as of July 24, 2009 not disclosed therein.
            (f)	Since December 31, 2008 there has not been any
material adverse change in each Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (f), a decline in net asset value per share of a Portfolio due to declines in market values of securities in a Portfolio's
portfolio, the discharge of Portfolio liabilities, or the
redemption of Portfolio shares by Portfolio shareholders shall not constitute a material adverse change;
            (g)	At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including extensions, of each Portfolio required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of each Portfolio's
knowledge, no such return is currently under audit and no
assessment has been asserted with respect to such returns;
            (h)	(i) For each taxable year of its operation
(including the taxable year ending on the Closing Date), each
Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has
elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and the Acquiring Portfolio will do so for the taxable year
including the Closing Date;
            (i)	All of the issued and outstanding shares of
beneficial interest of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4.  Each Portfolio does not have outstanding any options,
warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
            (j)	At the Closing Date, (i) the Acquiring Portfolio
will have good and marketable title to its assets and (ii) the
Acquired Portfolio will have good and marketable title to the
Acquired Portfolio's assets to be transferred to the Acquiring
Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets
hereunder.  Upon delivery and payment for such assets, the
Acquiring Portfolio will acquire good and marketable title
thereto, subject to no restrictions on the full transfer
thereof, except such restrictions as might arise under the
Securities Act of 1933, as amended (the "1933 Act"), and the 1940
Act with respect to privately placed or otherwise restricted securities that the Acquired Portfolio may have acquired in the ordinary course of business and of which the Acquiring Portfolio has received notice and necessary documentation at or prior to the Closing;
            (k)	The information to be furnished by the Acquiring
Portfolio and Acquired Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry
Regulatory Authority ("FINRA")), which may be necessary in
connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
            (l)	The current prospectuses and statements of
additional information of the Acquiring Portfolio and Acquired
Portfolio on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
            (m)	Insofar as the following relate to the
Portfolios, the registration statement filed by the Trust on behalf of the Acquiring Portfolio on Form N-14 relating to
Acquiring Portfolio Shares that will be registered with the
Commission pursuant to this Agreement, which, without
limitation, shall include a proxy statement of the Acquired
Portfolio (the "Proxy Statement") and the prospectus of the
Acquiring Portfolio with respect to the transactions
contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material
respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the
rules and regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
            (n)	The Acquiring Portfolio agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
            4.2.	Credit Suisse represents and warrants to the
Acquiring Portfolio as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Portfolio, and (ii) there are no claims, actions, suits or proceedings threatened, or
circumstances that have been identified by the Management
Committee of Credit Suisse and the Secretary thereof as
reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Portfolio that would materially adversely affect the Acquired Portfolio or its assets or
business, other than those disclosed in writing to and accepted by the Acquiring Portfolio.
            5.	Covenants of the Acquired Portfolio and the
Acquiring Portfolio
            5.1.	The Acquiring Portfolio and the Acquired
Portfolio will operate their respective businesses in the
ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions.
            5.2.	The Trust, on behalf of the Acquired Portfolio,
will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions
contemplated herein.
            5.3.	The Acquired Portfolio covenants that (i) the
Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Portfolio, there is no plan or intention by Acquired Portfolio's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Portfolio
Shares (or Acquiring Portfolio Shares received in the
Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio Shareholders' ownership of
Acquired Portfolio Shares (or equivalent Acquiring Portfolio
Shares) to a number of shares that is less than 50 percent of the number of Acquired Portfolio Shares as of the record date of the Reorganization; and (iii) the Acquired Portfolio will not take any position on any federal, state or local income or
franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the
Code.
            5.4.	Subject to the provisions of this Agreement, the
Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to
consummate and make effective the transactions contemplated by this Agreement.
            5.5.	The Acquiring Portfolio agrees to indemnify and
advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified
Person") of the Trust, against money damages actually and
reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Trust, as such service involves the Acquired Portfolio, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.5 shall not protect any such
Indemnified Person against any liability to the Acquired
Portfolio, the Acquiring Portfolio or their shareholders to which he or she would otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or from reckless
disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Portfolio for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under
applicable law.  Such Indemnified Person shall provide to the
Acquiring Portfolio a written affirmation of his or her good faith belief that the standard of conduct necessary for
indemnification by the Acquiring Portfolio under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the
Acquiring Portfolio for its undertaking; (b) the Acquiring
Portfolio is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Portfolio, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have
determined, based on a review of facts readily available to the
Acquiring Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Indemnified
Person will ultimately be found to be entitled to
indemnification.
            5.6.	The intention of the parties is that the
transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Portfolio,
the Acquired Portfolio nor the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such
treatment or results in the failure of the transaction to
qualify as a reorganization within the meaning of Section 368(a)
of the Code.  At or prior to the Closing Date, the Acquiring
Portfolio, the Acquired Portfolio and the Trust will take such action, or cause such action to be taken, as is reasonably
necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 7.6.
            5.7.	Credit Suisse agrees that the Acquiring Portfolio
will succeed to all rights that the Acquired Portfolio has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit
Suisse or any of its affiliates prior to the Closing Date.
            6.	Conditions Precedent to Obligations of the Trust
            The obligations of the Trust, on behalf of the
Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
Trust, on behalf of the Portfolios, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
            6.1.	All representations and warranties by the Trust,
the Acquired Portfolio or Acquiring Portfolio, contained in this
Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing
Date with the same force and effect as if made on and as of the
Closing Date;
            6.2.	The Trust has delivered, on behalf of each
Portfolio, a certificate executed in its name by its Chairman,
President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and
correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
            6.3.	The Trust, on behalf of the Portfolios, shall have
received on the Closing Date a favorable opinion from Willkie
Farr & Gallagher LLP, counsel to the Trust, dated as of the
Closing Date, covering the following points:
            That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of Massachusetts, and has the trust power to own all of the properties and assets of each of the Portfolios and to carry on its business as a
registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust, and the
Portfolios are duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by
Credit Suisse, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the
Trust's Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust, on behalf of each Portfolio, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the
acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which a
Portfolio is a party or by which it or its property is bound; (d)
to the knowledge of such counsel, no consent, approval,
authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the
Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding,
investigation, order, decree or judgment of any court or
governmental body, only insofar as they relate to the Trust, on behalf of each Portfolio, or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Portfolios' business; (g) the
descriptions in the Proxy Statement of statutes, legal and
governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and
fairly present the information required to be shown; (h) the
Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Portfolio Shares to be issued to the Acquired Portfolio's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof.
            With respect to all matters of Massachusetts law, such
counsel shall be entitled to state that they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of
Sullivan & Worcester LLP.
            In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such Proxy
Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.
            6.4.	Each Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to that Portfolio dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Portfolio, to the
effect that:
            (a)	they are an independent regulated public
accounting firm with respect to each Portfolio within the
meaning of the 1933 Act and the applicable regulations
thereunder; and
            (b)	in their opinion, the financial statements and
financial highlights of each Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the
applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.
            6.5.	The Acquiring Portfolio and the Acquired
Portfolio shall have received from PricewaterhouseCoopers LLP a letter addressed to both Portfolios and dated as of the
effective date of the N-14 Registration Statement in form and substance satisfactory to each Portfolio, to the effect that: on the basis of limited procedures agreed upon by the Acquiring
Portfolio and the Acquired Portfolio and described in such
letter (but not an examination in accordance with generally
accepted auditing standards), specified information relating to each Portfolio appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting
records of each Portfolio or from schedules prepared by officers of the Trust, on behalf of each Portfolio, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made
therefrom.
            6.6.	The Acquiring Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to the Acquiring
Portfolio and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing
Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the
matters set forth in paragraph 6.5.
            7.	Further Conditions Precedent to Obligations of
the Acquiring Portfolio and the Acquired Portfolio
            If any of the conditions set forth below do not exist
on or before the Closing Date with respect to the Portfolios, the Trust shall not be required to consummate the transactions contemplated by this Agreement.
            7.1.	The Agreement and the transactions contemplated
herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the
Acquired Portfolio in accordance with the provisions of the
Trust's Declaration of Trust, as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio.
            7.2.	The Board of Trustees of the Trust, including a
majority of the trustees who are not "interested persons" of the
Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Portfolio and that the interests of the shareholders in each Portfolio would not be diluted as a result of such transactions.
            7.3.	On the Closing Date no action, suit or other
proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            7.4.	All consents of other parties and all other
consents, orders and permits of federal, state and local
regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action"
positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where
failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio.
            7.5.	The N-14 Registration Statement and the
prospectus and statement of additional information filed as part of the Acquiring Portfolio's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no
investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the
1933 Act.
            7.6.	The Trust shall have received on the Closing Date
an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired
Portfolio and the Acquiring Portfolio and dated as of the
Closing Date, substantially to the effect that for U.S. federal income tax purposes:
            (a)	The transfer of all of the Acquired Portfolio's
assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio, followed by the
distribution  by the Acquired Portfolio of such Acquiring
Portfolio Shares to shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring
Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the
Code; (b) no gain or loss will be recognized by the Acquiring
Portfolio on the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the
Acquired Portfolio; (c) except for gain or loss regularly
attributable to the termination of the Acquired Portfolio's
taxable year, no gain or loss will be recognized by the Acquired
Portfolio upon the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the
distribution of the Acquiring Portfolio Shares to the Acquired
Portfolio's shareholders in exchange for their shares of the
Acquired Portfolio; (d) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of
their Acquired Portfolio shares of beneficial interest for the
Acquiring Portfolio Shares or upon the assumption by the
Acquiring Portfolio of the liabilities of the Acquired Portfolio;
(e) the aggregate tax basis of the Acquiring Portfolio Shares received by each of the Acquired Portfolio's shareholders
pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares of beneficial
interest held by such shareholder immediately prior to the
Reorganization, and the holding period of the Acquiring
Portfolio Shares to be received by each Acquired Portfolio
shareholder will include the period during which the Acquired
Portfolio shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Portfolio shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired
Portfolio's taxable year, the tax basis of the Acquired
Portfolio's assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired
Portfolio immediately prior to the Reorganization and the
holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio. The
delivery of such opinion is conditioned upon the receipt by
Willkie Farr & Gallagher LLP of representations it shall request of the Trust.
            Notwithstanding anything herein to the contrary,
neither the Acquiring Portfolio nor the Acquired Portfolio may
waive the conditions set forth in this paragraph 7.6.
            8.	Brokerage Fees and Expenses; Other Agreements
            8.1.	Each Portfolio represents and warrants that there
are no brokers or finders or other entities to receive any
payments in connection with the transactions provided for
herein.
            8.2.	Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,
1973-1 C.B. 187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, the
N-14 Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses
associated with preparing and filing the N-14 Registration
Statement covering the Acquiring Portfolio Shares to be issued in the Reorganization insofar as they relate to approval of this
Agreement and the transactions contemplated thereby; (iii)
registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state
securities laws to qualify the Acquiring Portfolio Shares to be issued in connection with the Reorganization; (iv) postage,
printing, accounting fees and legal fees incurred by the
Acquiring Portfolio and by the Acquired Portfolio in connection with the transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly
incurring such expenses if and to the extent that the payment by another person of such expenses would result in the
disqualification of such party as a "regulated investment
company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free
reorganization.
            8.3.	Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Portfolio
under this Agreement, or in connection with the transactions contemplated herein with respect to such Portfolio, shall be discharged only out of the assets of such Portfolio.
            9.	Entire Agreement; Survival of Warranties
            9.1.	The Trust, on behalf of the Acquiring Portfolio
and the Acquired Portfolio, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.
            9.2.	The representations, warranties and covenants
contained in this Agreement or in any document delivered
pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
            10.	Termination
            This Agreement may be terminated at any time at or
prior to the Closing Date by a vote of a majority of the Board of Trustees of the Trust.
            11.	Amendments
            This Agreement may be amended, modified or
supplemented in writing in such manner agreed upon by the
authorized officers of the Trust; provided, however, that
following the meeting of the Acquired Portfolio's shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring
Portfolio Shares to be issued to the Acquired Portfolio's
Shareholders under this Agreement to the detriment of such
shareholders without their further approval.
            12.	Notices
            12.1.	Any notice, report, statement or demand required
or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
or to the Acquired Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            13.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
            13.1.	The article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this
Agreement.
            13.2.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
            13.3.	This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.
            13.4.	This Agreement shall bind and inure to the
benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any
rights or obligations hereunder shall be made by any party
without the written consent of the other party.  Except as
provided in Section 5.5, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            13.5.	The Trust's Declaration of Trust, as amended, is
on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into on behalf of each Portfolio by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Portfolios are personally liable hereunder. All persons dealing with the Acquired Portfolio should look solely to the property of the Acquired Portfolio for the enforcement of any claims against the Acquired Portfolio.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman, President,
Vice President or Managing Trustee and attested to by its Vice
President, Secretary or Assistant Secretary.
CREDIT SUISSE TRUST
For and on Behalf of
U.S. EQUITY FLEX III PORTFOLIO AND
U.S. EQUITY FLEX I PORTFOLIO
By:  /s/Michael Pignataro
Name: Michael Pignataro
Title: Chief Financial Officer
Attestation By:  /s/Cecilia Chau
Name: Cecilia Chau
Title:    Treasurer
            Solely with respect to paragraphs 4.2, 5.7 and 8.2
hereof:
CREDIT SUISSE ASSET MANAGEMENT,
LLC
By:  /s/George Hornig
Name:	George Hornig
Title:	Managing Director
Attestation By:  /s/Karen Regan
Name:	Karen Regan
Title:	Vice President



Exhibit 77Q1g
AGREEMENT AND PLAN OF REORGANIZATION
            THIS AGREEMENT AND PLAN OF REORGANIZATION (the
"Agreement") is made as of this 24th day of July, 2009, by Credit
Suisse Trust, a Massachusetts business trust (the "Trust") on behalf of its series, the U.S. Equity Flex IV Portfolio (the
"Acquired Portfolio") and the U.S. Equity Flex I Portfolio (the
"Acquiring Portfolio") (the Acquired Portfolio and Acquiring
Portfolio, collectively, the "Portfolios"), and, solely for
purposes of Sections 4.2, 5.7 and 8.2 hereof, Credit Suisse
Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Credit Suisse").
            This Agreement is intended to be and is adopted as a
plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Portfolio (the "Reorganization")
will consist of the transfer of all of the assets of the
Acquired Portfolio in exchange solely for shares of beneficial interest (collectively, the "Shares") of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the
liabilities of the Acquired Portfolio, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Portfolio ("Acquiring Portfolio Shares") to the
shareholders of the Acquired Portfolio in liquidation of the
Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
            As the Portfolios are each series of the Trust, all
parties to this Agreement acknowledge and accept that each
Portfolio does not have a Board of Trustees or officers separate from the other series of the Trust.  Accordingly, all
representations, warranties, covenants and/or other obligations of any kind made by each Portfolio in this Agreement are
expressly understood by all parties to this Agreement as being made by the Trustees or officers of the Trust, as applicable, in their respective capacities as Trustees or officers (and not in their individual capacities) for, and on behalf of, each
Portfolio.
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquired Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares and the assumption of the liabilities of the
Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction; and
            WHEREAS, the Board of Trustees of the Trust, on behalf
of the Acquiring Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring
Portfolio Shares is in the best interests of the Acquiring
Portfolio's shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction.
            NOW, THEREFORE, in consideration of the premises and
of the covenants and agreements hereinafter set forth, the
parties hereto covenant and agree as follows:
            1.	Transfer of assets of the Acquired Portfolio in
exchange for Acquiring Portfolio Shares and assumption of the
Acquired Portfolio's liabilities and liquidation of the Acquired
Portfolio.
            1.1.	Subject to the terms and conditions herein set
forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:  (i) to deliver to the Acquired Portfolio the number of Acquiring
Portfolio Shares, including fractional Acquiring Portfolio
Shares, determined by dividing the value of the Acquired
Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").
            1.2.	(a)The assets of the Acquired Portfolio to be
acquired by the Acquiring Portfolio shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the
Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing date provided in paragraph 3.1 (the "Closing Date").
            (b)	The Acquired Portfolio has provided the Acquiring
Portfolio with a list of all of the Acquired Portfolio's assets as of the date of execution of this Agreement.  The Acquired
Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest.
The Acquired Portfolio will, within a reasonable time prior to the Closing Date, furnish the Acquiring Portfolio with a list of the securities, if any, on the Acquired Portfolio's list
referred to in the first sentence of this paragraph which do not conform to the Acquiring Portfolio's investment objective,
policies and restrictions.  In the event that the Acquired
Portfolio holds any investments which the Acquiring Portfolio may not hold, the Acquired Portfolio will dispose of such
securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Portfolio and the
Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the
Acquiring Portfolio with respect to such investments, the
Acquired Portfolio, if requested by the Acquiring Portfolio, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such
limitations as of the Closing Date.
            1.3.	The Acquired Portfolio will endeavor to discharge
all of the known liabilities and obligations of the Acquired
Portfolio prior to the Closing Date, other than those
liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The
Acquiring Portfolio shall assume all liabilities, expenses,
costs, charges and reserves, including those liabilities
reflected on unaudited statements of assets and liabilities of the Acquired Portfolio and the Acquiring Portfolio prepared by
State Street Bank and Trust Company ("State Street"), the
accounting agent of each Portfolio, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Portfolio specifically arising from or relating to the operations and/or transactions of the Acquired Portfolio prior to and including the Closing Date but which are not
reflected on the above-mentioned statement of assets and
liabilities, including any liabilities, expenses, costs or
charges arising under paragraph 5.5 hereof.
            1.4.	As soon on or after the Closing Date as is
conveniently practicable (the "Liquidation Date"), the Acquired
Portfolio will liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Portfolio Shareholders") the
Acquiring Portfolio Shares it receives pursuant to paragraph 1.1.
Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring
Portfolio to open accounts on the share records of the Acquiring
Portfolio in the name of the Acquired Portfolio's shareholders representing the respective pro rata number of the Acquiring
Portfolio Shares due such shareholders.  All issued and
outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired
Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with Section
2.2.  The Acquiring Portfolio shall not issue certificates
representing the Acquiring Portfolio Shares in connection with such exchange.
            1.5.	Ownership of Acquiring Portfolio Shares will be
shown on the books of the Acquiring Portfolio's transfer agent.
Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information.
            1.6.	Any transfer taxes payable upon issuance of the
Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the
Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such
Acquiring Portfolio Shares are to be issued and transferred.
            1.7.	Any reporting responsibility of the Acquired
Portfolio is and shall remain the responsibility of the Acquired
Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.
            2.	Valuation
            2.1.	The value of the Acquired Portfolio's assets to
be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock
Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then current prospectus or statement of additional information.
            2.2.	The number of Shares of the Acquiring Portfolio
to be issued (including fractional shares, if any) in exchange for shares of beneficial interest of the Acquired Portfolio
shall be determined by dividing the value of the net assets of the Acquired Portfolio attributable to its shares of beneficial interest determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the
Acquiring Portfolio computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Portfolio's then current prospectus or statement of additional information.
            2.3.	All computations of value with respect to the
Acquiring Portfolio and the Acquired Portfolio shall be made by
State Street in accordance with its regular practice as pricing agent for the Acquiring Portfolio.
            3.	Closing and Closing Date
            3.1.	The Closing Date for the Reorganization shall be
October 2, 2009, or such other date as the parties to such
Reorganization may agree to in writing.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless
otherwise provided.  The Closing shall be held as of 3:00 p.m., at the offices of the Acquired Portfolio or at such other time and/or place as the parties may agree.
            3.2.	The Trust shall direct State Street, as
custodian, to transfer ownership of the assets from the accounts of the Acquired Portfolio that State Street maintains as
custodian for the Acquired Portfolio to the accounts of the
Acquiring Portfolio that State Street maintains as custodian for the Acquiring Portfolio and to deliver to the Trust, at the
Closing, a certificate of an authorized officer stating that the assets of the Acquired Portfolio are being delivered as of the
Closing Date. The Acquired Portfolio shall deliver a certificate stating that all necessary taxes in connection with the delivery of the assets of the Acquired Portfolio, including all
applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
            3.3.	In the event that on the Valuation Date (a) the
NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b)
trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired
Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
            3.4.	The Acquired Portfolio shall deliver at the
Closing a list of the names and addresses of the Acquired
Portfolio's shareholders and the number of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Portfolio's
transfer agent.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio.  At the Closing, the Trust, on
behalf of the Portfolios, shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.
            4.	Representations and Warranties
            4.1.	The Trust, on behalf of each Portfolio,
represents and warrants that:
            (a)	The Portfolios are not, and the execution,
delivery and performance of this Agreement by the Trust will not result, in a violation of the Trust's Declaration of Trust, as amended, or By-Laws or any material agreement, indenture,
instrument, contract, lease or other undertaking to which the
Trust, on behalf of the Portfolios, is a party or by which the
Portfolios or their property are bound;
            (b)	There are no contracts or other commitments
(other than this Agreement) of the Acquired Portfolio which will be terminated with liability to the Acquired Portfolio prior to the Closing Date;
            (c)	The Trust is a registered investment company
classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;
            (d)	No litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Portfolios or any of their properties or assets which, if
adversely determined, would materially and adversely affect
their financial condition or the conduct of their business. The Portfolios know of no facts which might form the basis for the institution of such proceedings and are not a party to or
subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated herein;
            (e)	The Statements of Assets and Liabilities of the
Acquired Portfolio as of December 31, 2008, including the
Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the
Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Acquired Portfolio as of such dates, and there are no known contingent liabilities of the Acquired
Portfolio as of July 24, 2009 not disclosed therein.
            (f)	Since December 31, 2008 there has not been any
material adverse change in each Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by a Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (f), a decline in net asset value per share of a Portfolio due to declines in market values of securities in a Portfolio's
portfolio, the discharge of Portfolio liabilities, or the
redemption of Portfolio shares by Portfolio shareholders shall not constitute a material adverse change;
            (g)	At the date hereof and at the Closing Date, all
federal and other tax returns and reports, including extensions, of each Portfolio required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of each Portfolio's
knowledge, no such return is currently under audit and no
assessment has been asserted with respect to such returns;
            (h)	(i) For each taxable year of its operation
(including the taxable year ending on the Closing Date), each
Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has
elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and the Acquiring Portfolio will do so for the taxable year
including the Closing Date;
            (i)	All of the issued and outstanding shares of
beneficial interest of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4.  Each Portfolio does not have outstanding any options,
warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
            (j)	At the Closing Date, (i) the Acquiring Portfolio
will have good and marketable title to its assets and (ii) the
Acquired Portfolio will have good and marketable title to the
Acquired Portfolio's assets to be transferred to the Acquiring
Portfolio pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets
hereunder.  Upon delivery and payment for such assets, the
Acquiring Portfolio will acquire good and marketable title
thereto, subject to no restrictions on the full transfer
thereof, except such restrictions as might arise under the
Securities Act of 1933, as amended (the "1933 Act"), and the 1940
Act with respect to privately placed or otherwise restricted securities that the Acquired Portfolio may have acquired in the ordinary course of business and of which the Acquiring Portfolio has received notice and necessary documentation at or prior to the Closing;
            (k)	The information to be furnished by the Acquiring
Portfolio and Acquired Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry
Regulatory Authority ("FINRA")), which may be necessary in
connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
            (l)	The current prospectuses and statements of
additional information of the Acquiring Portfolio and Acquired
Portfolio on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
            (m)	Insofar as the following relate to the
Portfolios, the registration statement filed by the Trust on behalf of the Acquiring Portfolio on Form N-14 relating to
Acquiring Portfolio Shares that will be registered with the
Commission pursuant to this Agreement, which, without
limitation, shall include a proxy statement of the Acquired
Portfolio (the "Proxy Statement") and the prospectus of the
Acquiring Portfolio with respect to the transactions
contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any
shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material
respects with the provisions of the 1933 Act, the Securities
Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the
rules and regulations under those Acts, and (ii) shall not
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
            (n)	The Acquiring Portfolio agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
            4.2.	Credit Suisse represents and warrants to the
Acquiring Portfolio as follows: To the knowledge of Credit
Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Portfolio, and (ii) there are no claims, actions, suits or proceedings threatened, or
circumstances that have been identified by the Management
Committee of Credit Suisse and the Secretary thereof as
reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Portfolio that would materially adversely affect the Acquired Portfolio or its assets or
business, other than those disclosed in writing to and accepted by the Acquiring Portfolio.
            5.	Covenants of the Acquired Portfolio and the
Acquiring Portfolio
            5.1.	The Acquiring Portfolio and the Acquired
Portfolio will operate their respective businesses in the
ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions.
            5.2.	The Trust, on behalf of the Acquired Portfolio,
will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions
contemplated herein.
            5.3.	The Acquired Portfolio covenants that (i) the
Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Portfolio, there is no plan or intention by Acquired Portfolio's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Portfolio
Shares (or Acquiring Portfolio Shares received in the
Reorganization), in connection with the Reorganization, that would reduce the Acquired Portfolio Shareholders' ownership of
Acquired Portfolio Shares (or equivalent Acquiring Portfolio
Shares) to a number of shares that is less than 50 percent of the number of Acquired Portfolio Shares as of the record date of the Reorganization; and (iii) the Acquired Portfolio will not take any position on any federal, state or local income or
franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the
Code.
            5.4.	Subject to the provisions of this Agreement, the
Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to
consummate and make effective the transactions contemplated by this Agreement.
            5.5.	The Acquiring Portfolio agrees to indemnify and
advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified
Person") of the Trust, against money damages actually and
reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Trust, as such service involves the Acquired Portfolio, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.5 shall not protect any such
Indemnified Person against any liability to the Acquired
Portfolio, the Acquiring Portfolio or their shareholders to which he or she would otherwise be subject by reason of willful
misfeasance, bad faith, gross negligence or from reckless
disregard of the duties involved in the conduct of his or her office.  An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Portfolio for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under
applicable law.  Such Indemnified Person shall provide to the
Acquiring Portfolio a written affirmation of his or her good faith belief that the standard of conduct necessary for
indemnification by the Acquiring Portfolio under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the
Acquiring Portfolio for its undertaking; (b) the Acquiring
Portfolio is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Portfolio, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have
determined, based on a review of facts readily available to the
Acquiring Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Indemnified
Person will ultimately be found to be entitled to
indemnification.
            5.6.	The intention of the parties is that the
transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Portfolio,
the Acquired Portfolio nor the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such
treatment or results in the failure of the transaction to
qualify as a reorganization within the meaning of Section 368(a)
of the Code.  At or prior to the Closing Date, the Acquiring
Portfolio, the Acquired Portfolio and the Trust will take such action, or cause such action to be taken, as is reasonably
necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 7.6.
            5.7.	Credit Suisse agrees that the Acquiring Portfolio
will succeed to all rights that the Acquired Portfolio has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit
Suisse or any of its affiliates prior to the Closing Date.
            6.	Conditions Precedent to Obligations of the Trust
            The obligations of the Trust, on behalf of the
Portfolios, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
Trust, on behalf of the Portfolios, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
            6.1.	All representations and warranties by the Trust,
the Acquired Portfolio or Acquiring Portfolio, contained in this
Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing
Date with the same force and effect as if made on and as of the
Closing Date;
            6.2.	The Trust has delivered, on behalf of each
Portfolio, a certificate executed in its name by its Chairman,
President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and
correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
            6.3.	The Trust, on behalf of the Portfolios, shall have
received on the Closing Date a favorable opinion from Willkie
Farr & Gallagher LLP, counsel to the Trust, dated as of the
Closing Date, covering the following points:
            That (a) the Trust is a validly existing business
trust under the laws of the Commonwealth of Massachusetts, and has the trust power to own all of the properties and assets of each of the Portfolios and to carry on its business as a
registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Trust, and the
Portfolios are duly established series of the Trust and, assuming due authorization, execution and delivery of the Agreement by
Credit Suisse, is a valid and binding obligation of the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the
Trust's Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Trust, on behalf of each Portfolio, is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the
acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which a
Portfolio is a party or by which it or its property is bound; (d)
to the knowledge of such counsel, no consent, approval,
authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is
required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the
Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the
Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding,
investigation, order, decree or judgment of any court or
governmental body, only insofar as they relate to the Trust, on behalf of each Portfolio, or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Portfolios' business; (g) the
descriptions in the Proxy Statement of statutes, legal and
governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and
fairly present the information required to be shown; (h) the
Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Portfolio Shares to be issued to the Acquired Portfolio's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-
assessable and no shareholder of the Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof.
            With respect to all matters of Massachusetts law, such
counsel shall be entitled to state that they have relied upon the opinion of Sullivan & Worcester LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of
Sullivan & Worcester LLP.
            In this paragraph 6.3, references to the Proxy
Statement include and relate only to the text of such Proxy
Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.
            6.4.	Each Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to that Portfolio dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Portfolio, to the
effect that:
            (a)	they are an independent regulated public
accounting firm with respect to each Portfolio within the
meaning of the 1933 Act and the applicable regulations
thereunder; and
            (b)	in their opinion, the financial statements and
financial highlights of each Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the
applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.
            6.5.	The Acquiring Portfolio and the Acquired
Portfolio shall have received from PricewaterhouseCoopers LLP a letter addressed to both Portfolios and dated as of the
effective date of the N-14 Registration Statement in form and substance satisfactory to each Portfolio, to the effect that: on the basis of limited procedures agreed upon by the Acquiring
Portfolio and the Acquired Portfolio and described in such
letter (but not an examination in accordance with generally
accepted auditing standards), specified information relating to each Portfolio appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting
records of each Portfolio or from schedules prepared by officers of the Trust, on behalf of each Portfolio, having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made
therefrom.
            6.6.	The Acquiring Portfolio shall have received from
PricewaterhouseCoopers LLP a letter addressed to the Acquiring
Portfolio and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing
Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the
matters set forth in paragraph 6.5.
            7.	Further Conditions Precedent to Obligations of
the Acquiring Portfolio and the Acquired Portfolio
            If any of the conditions set forth below do not exist
on or before the Closing Date with respect to the Portfolios, the Trust shall not be required to consummate the transactions contemplated by this Agreement.
            7.1.	The Agreement and the transactions contemplated
herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the
Acquired Portfolio in accordance with the provisions of the
Trust's Declaration of Trust, as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio.
            7.2.	The Board of Trustees of the Trust, including a
majority of the trustees who are not "interested persons" of the
Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of each Portfolio and that the interests of the shareholders in each Portfolio would not be diluted as a result of such transactions.
            7.3.	On the Closing Date no action, suit or other
proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
            7.4.	All consents of other parties and all other
consents, orders and permits of federal, state and local
regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action"
positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where
failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio.
            7.5.	The N-14 Registration Statement and the
prospectus and statement of additional information filed as part of the Acquiring Portfolio's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no
investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the
1933 Act.
            7.6.	The Trust shall have received on the Closing Date
an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the Acquired
Portfolio and the Acquiring Portfolio and dated as of the
Closing Date, substantially to the effect that for U.S. federal income tax purposes:
            (a)	The transfer of all of the Acquired Portfolio's
assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio, followed by the
distribution  by the Acquired Portfolio of such Acquiring
Portfolio Shares to shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring
Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the
Code; (b) no gain or loss will be recognized by the Acquiring
Portfolio on the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the
Acquired Portfolio; (c) except for gain or loss regularly
attributable to the termination of the Acquired Portfolio's
taxable year, no gain or loss will be recognized by the Acquired
Portfolio upon the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring
Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the
distribution of the Acquiring Portfolio Shares to the Acquired
Portfolio's shareholders in exchange for their shares of the
Acquired Portfolio; (d) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of
their Acquired Portfolio shares of beneficial interest for the
Acquiring Portfolio Shares or upon the assumption by the
Acquiring Portfolio of the liabilities of the Acquired Portfolio;
(e) the aggregate tax basis of the Acquiring Portfolio Shares received by each of the Acquired Portfolio's shareholders
pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares of beneficial
interest held by such shareholder immediately prior to the
Reorganization, and the holding period of the Acquiring
Portfolio Shares to be received by each Acquired Portfolio
shareholder will include the period during which the Acquired
Portfolio shares of beneficial interest exchanged therefor were held by such shareholder (provided that such Acquired Portfolio shares of beneficial interest were held as capital assets on the date of the Reorganization); and (f) except for assets which may be revalued as a consequence of a termination of the Acquired
Portfolio's taxable year, the tax basis of the Acquired
Portfolio's assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired
Portfolio immediately prior to the Reorganization and the
holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio. The
delivery of such opinion is conditioned upon the receipt by
Willkie Farr & Gallagher LLP of representations it shall request of the Trust.
            Notwithstanding anything herein to the contrary,
neither the Acquiring Portfolio nor the Acquired Portfolio may
waive the conditions set forth in this paragraph 7.6.
            8.	Brokerage Fees and Expenses; Other Agreements
            8.1.	Each Portfolio represents and warrants that there
are no brokers or finders or other entities to receive any
payments in connection with the transactions provided for
herein.
            8.2.	Credit Suisse or its affiliates agrees to bear
the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,
1973-1 C.B. 187), whether or not consummated (excluding
extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement).  These expenses consist of: (i) expenses associated with preparing this Agreement, the
N-14 Registration Statement and expenses of the shareholder
meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses
associated with preparing and filing the N-14 Registration
Statement covering the Acquiring Portfolio Shares to be issued in the Reorganization insofar as they relate to approval of this
Agreement and the transactions contemplated thereby; (iii)
registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state
securities laws to qualify the Acquiring Portfolio Shares to be issued in connection with the Reorganization; (iv) postage,
printing, accounting fees and legal fees incurred by the
Acquiring Portfolio and by the Acquired Portfolio in connection with the transactions contemplated by this Agreement; (v)
solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly
incurring such expenses if and to the extent that the payment by another person of such expenses would result in the
disqualification of such party as a "regulated investment
company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free
reorganization.
            8.3.	Any other provision of this Agreement to the
contrary notwithstanding, any liability of either Portfolio
under this Agreement, or in connection with the transactions contemplated herein with respect to such Portfolio, shall be discharged only out of the assets of such Portfolio.
            9.	Entire Agreement; Survival of Warranties
            9.1.	The Trust, on behalf of the Acquiring Portfolio
and the Acquired Portfolio, agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.
            9.2.	The representations, warranties and covenants
contained in this Agreement or in any document delivered
pursuant hereto or in connection herewith shall survive the
consummation of the transactions contemplated hereunder.
            10.	Termination
            This Agreement may be terminated at any time at or
prior to the Closing Date by a vote of a majority of the Board of Trustees of the Trust.
            11.	Amendments
            This Agreement may be amended, modified or
supplemented in writing in such manner agreed upon by the
authorized officers of the Trust; provided, however, that
following the meeting of the Acquired Portfolio's shareholders called by the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring
Portfolio Shares to be issued to the Acquired Portfolio's
Shareholders under this Agreement to the detriment of such
shareholders without their further approval.
            12.	Notices
            12.1.	Any notice, report, statement or demand required
or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
or to the Acquired Portfolio at:
Eleven Madison Avenue
New York, NY 10010
Attention: J. Kevin Gao, Esq.
            13.	Headings; Counterparts; Governing Law;
Assignment; Limitation of Liability
            13.1.	The article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this
Agreement.
            13.2.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
            13.3.	This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.
            13.4.	This Agreement shall bind and inure to the
benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any
rights or obligations hereunder shall be made by any party
without the written consent of the other party.  Except as
provided in Section 5.5, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
            13.5.	The Trust's Declaration of Trust, as amended, is
on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into on behalf of each Portfolio by an officer of the Trust, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Portfolios are personally liable hereunder. All persons dealing with the Acquired Portfolio should look solely to the property of the Acquired Portfolio for the enforcement of any claims against the Acquired Portfolio.


IN WITNESS WHEREOF, each of the parties hereto has
caused this Agreement to be executed by its Chairman, President,
Vice President or Managing Trustee and attested to by its Vice
President, Secretary or Assistant Secretary.
CREDIT SUISSE TRUST
For and on Behalf of
U.S. EQUITY FLEX IV PORTFOLIO AND
U.S. EQUITY FLEX I PORTFOLIO
By:  /s/Michael Pignataro
Name: Michael Pignataro
Title: Chief Financial Officer
Attestation By:  /s/Cecilia Chau
Name: Cecilia Chau
Title:    Treasurer
            Solely with respect to paragraphs 4.2, 5.7 and 8.2
hereof:
CREDIT SUISSE ASSET MANAGEMENT,
LLC
By:  /s/George Hornig
Name:	George Hornig
Title:	Managing Director
Attestation By:  /s/Karen Regan
Name:	Karen Regan
Title:	Vice President




Credit Suisse Trust - International Equity Flex II Portfolio
Exhibit 77Q1a
CERTIFICATE OF TERMINATION OF
INTERNATIONAL EQUITY FLEX I PORTFOLIO
AND
INTERNATIONAL EQUITY FLEX II PORTFOLIO
OF
CREDIT SUISSE TRUST


The undersigned J. Kevin Gao, does hereby certify that:

(6)	He is the duly elected and acting Secretary of Credit
Suisse Trust, a trust with transferable shares under Massachusetts law (the "Trust"), established and existing under that certain Agreement and Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts on March 15, 1995, as amended to date (the
"Declaration of Trust").

(7)	In accordance with Section 6.1(b) of the Declaration of
Trust, the Board of Trustees voted on August 18, 2009, to terminate the International Equity Flex I Portfolio and
International Equity Flex II Portfolio (the "Portfolios") of the Trust.

(8)	There are no outstanding shares of the Portfolios.

(9)	The Portfolios have no net assets.

(10)	In accordance with Section 6.1(b) of the Declaration of
Trust, the termination of the Portfolios shall be effective upon the filing of this Certificate of Termination with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of December, 2009.


						/s/Kevin Gao
						J. Kevin Gao, Secretary




ACKNOWLEDGEMENT


STATE OF NEW YORK      )
                                               )	ss
	December 14, 2009
COUNTY OF NEW YORK  )


	Then personally appeared before me the above named J. Kevin Gao, Secretary, and acknowledged the foregoing instrument to be his free act and deed.




							/s/Karen A. Regan
							Notary Public
							My Commission Expires 12/09


[NOTARIAL SEAL]				KAREN A. REGAN
							Notary Public, State of New
York
							No. 01RE6000715
							Qualified in New York County
							Commission Expires Dec. 22,
2009



Credit Suisse Trust - International Equity Flex I Portfolio
Exhibit 77Q1a
CERTIFICATE OF TERMINATION OF
INTERNATIONAL EQUITY FLEX I PORTFOLIO
AND
INTERNATIONAL EQUITY FLEX II PORTFOLIO
OF
CREDIT SUISSE TRUST


The undersigned J. Kevin Gao, does hereby certify that:

(11)	He is the duly elected and acting Secretary of Credit
Suisse Trust, a trust with transferable shares under Massachusetts law (the "Trust"), established and existing under that certain Agreement and Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts on March 15, 1995, as amended to date (the
"Declaration of Trust").

(12)	In accordance with Section 6.1(b) of the Declaration of
Trust, the Board of Trustees voted on August 18, 2009, to terminate the International Equity Flex I Portfolio and
International Equity Flex II Portfolio (the "Portfolios") of the Trust.

(13)	There are no outstanding shares of the Portfolios.

(14)	The Portfolios have no net assets.

(15)	In accordance with Section 6.1(b) of the Declaration of
Trust, the termination of the Portfolios shall be effective upon the filing of this Certificate of Termination with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of December, 2009.


						/s/Kevin Gao
						J. Kevin Gao, Secretary




ACKNOWLEDGEMENT


STATE OF NEW YORK      )
                                               )	ss
	December 14, 2009
COUNTY OF NEW YORK  )


	Then personally appeared before me the above named J. Kevin Gao, Secretary, and acknowledged the foregoing instrument to be his free act and deed.




							/s/Karen A. Regan
							Notary Public
							My Commission Expires 12/09


[NOTARIAL SEAL]				KAREN A. REGAN
							Notary Public, State of New
York
							No. 01RE6000715
							Qualified in New York County
							Commission Expires Dec. 22,
2009



Credit Suisse Trust - U.S. Equity Flex IV Portfolio


Exhibit 77Q1a
CERTIFICATE OF TERMINATION OF
U.S. EQUITY FLEX II PORTFOLIO,
U.S. EQUITY FLEX III PORTFOLIO,
AND
U.S. EQUITY FLEX IV PORTFOLIO
OF
CREDIT SUISSE TRUST


The undersigned J. Kevin Gao, does hereby certify that:

(16)	He is the duly elected and acting Secretary of Credit
Suisse Trust, a trust with transferable shares under Massachusetts law (the "Trust"), established and existing under that certain Agreement and Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts on March 15, 1995, as amended to date (the
"Declaration of Trust").

(17)	In accordance with Section 6.1(b) of the Declaration of
Trust, the Board of Trustees voted on May 12, 2009, to terminate the U.S. Equity Flex II Portfolio, U.S. Equity
Flex III Portfolio and U.S. Equity Flex IV Portfolio (the
"Portfolios") of the Trust.

(18)	There are no outstanding shares of the Portfolios.

(19)	The Portfolios has no net assets.

(20)	In accordance with Section 6.1(b) of the Declaration of
Trust, the termination of the Portfolios shall be effective upon the filing of this Certificate of Termination with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 2009.


						/s/J. Kevin Gao
						J. Kevin Gao, Secretary




ACKNOWLEDGEMENT


STATE OF NEW YORK      )
                                               )	ss
	October 6, 2009
COUNTY OF NEW YORK  )


	Then personally appeared before me the above named J. Kevin Gao, Secretary, and acknowledged the foregoing instrument to be his free act and deed.



							/s/Karen A. Regan
							Notary Public
							My Commission Expires 12/09


[NOTARIAL SEAL]				KAREN A. REGAN
							Notary Public, State of New
York
							No. 01RE6000715
							Qualified in New York County
							Commission Expires Dec. 22,
2009





Credit Suisse Trust - U.S. Equity Flex III Portfolio
Exhibit 77Q1a
CERTIFICATE OF TERMINATION OF
U.S. EQUITY FLEX II PORTFOLIO,
U.S. EQUITY FLEX III PORTFOLIO,
AND
U.S. EQUITY FLEX IV PORTFOLIO
OF
CREDIT SUISSE TRUST


The undersigned J. Kevin Gao, does hereby certify that:

(21)	He is the duly elected and acting Secretary of Credit
Suisse Trust, a trust with transferable shares under Massachusetts law (the "Trust"), established and existing under that certain Agreement and Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts on March 15, 1995, as amended to date (the
"Declaration of Trust").

(22)	In accordance with Section 6.1(b) of the Declaration of
Trust, the Board of Trustees voted on May 12, 2009, to terminate the U.S. Equity Flex II Portfolio, U.S. Equity
Flex III Portfolio and U.S. Equity Flex IV Portfolio (the
"Portfolios") of the Trust.

(23)	There are no outstanding shares of the Portfolios.

(24)	The Portfolios has no net assets.

(25)	In accordance with Section 6.1(b) of the Declaration of
Trust, the termination of the Portfolios shall be effective upon the filing of this Certificate of Termination with the Secretary of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 2009.


						/s/J. Kevin Gao
						J. Kevin Gao, Secretary



ACKNOWLEDGEMENT


STATE OF NEW YORK      )
                                               )	ss
	October 6, 2009
COUNTY OF NEW YORK  )


	Then personally appeared before me the above named J. Kevin Gao, Secretary, and acknowledged the foregoing instrument to be his free act and deed.



							/s/Karen A. Regan
							Notary Public
							My Commission Expires 12/09


[NOTARIAL SEAL]				KAREN A. REGAN
							Notary Public, State of New
York
							No. 01RE6000715
							Qualified in New York County
							Commission Expires Dec. 22,
2009